UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
______________________________________________________________________

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
______________________________________________________________________

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Viemed Healthcare, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☑	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

ViEMED

NOTICE OF

ANNUAL GENERAL & SPECIAL MEETING OF SHAREHOLDERS

JUNE 5, 2025

AND

MANAGEMENT INFORMATION & PROXY CIRCULAR

2025

VIEMED HEALTHCARE, INC.
625 E. Kaliste Saloom Rd.
Lafayette, Louisiana 70508

April 25, 2025

Dear Shareholder:

It is my pleasure to invite you to attend the 2025 annual general and special meeting (“Meeting”) of shareholders of Viemed Healthcare, Inc. (the “Corporation). The Meeting will be held at the principal executive offices of the Corporation, located at 625 E. Kaliste Saloom Road, Lafayette, Louisiana 70508 on Thursday, June 5, 2025 at 9:00 a.m. (CDT) to:

1.receive the audited consolidated financial statements of the Corporation, together with the auditors’ reports thereon, for the fiscal years ended December 31, 2024 and 2023;

2.elect seven directors to serve until the next annual meeting of shareholders;

3.re-appoint Ernst & Young LLP as our auditors for the fiscal year ended December 31, 2025, and authorize the Board of Directors to fix the remuneration of the auditors;

4.consider and, if thought appropriate, pass an ordinary resolution to ratify, confirm and approve amendments to the 2024 Long Term Incentive Plan of the Corporation, as more particularly described in the Management Information and Proxy Circular;

5.approve, in a non-binding advisory vote, the compensation of the named executive officers of the Corporation as described in the Management Information and Proxy Circular (“say-on-pay”);

6.approve, in a non-binding advisory vote, the frequency of holding future advisory votes on the compensation of the named executive officers of the Corporation; and

7.consider any other matters that may properly come before the Meeting or any adjournments or postponements thereof.

It is strongly recommended that you complete, date, sign and return the enclosed proxy card before June 3, 2025 to ensure that your shares will be represented at the Meeting.

The Notice of Meeting, Management Information and Proxy Circular and form of proxy and notes thereto for the Meeting are enclosed. These documents contain important information and I encourage you to read them carefully.

Yours truly,

/s/ Casey Hoyt

CASEY HOYT
Chief Executive Officer

VIEMED HEALTHCARE, INC.
NOTICE OF MEETING

NOTICE IS HEREBY GIVEN THAT the 2025 annual general and special meeting(the “Meeting”) of the shareholders of Viemed Healthcare, Inc. (the “Corporation”) will be held at the principal executive offices of the Corporation, located at 625 E. Kaliste Saloom Road, Lafayette, Louisiana 70508, on Thursday, June 5, 2025 at 9:00 a.m. (CDT) for the following purposes:

1.to receive the audited consolidated financial statements of the Corporation, together with the auditors’ reports thereon, for the fiscal years ended December 31, 2024 and 2023;

2.to elect seven directors to serve until the next annual meeting of shareholders;

3.to re-appoint Ernst & Young LLP as our auditors for the fiscal year ended December 31, 2025 and authorize the Board of Directors to fix the remuneration of the auditors;

4.to consider and, if thought appropriate, pass an ordinary resolution to ratify, confirm and approve amendments to the 2024 Long Term Incentive Plan of the Corporation, as more particularly described in the Management Information and Proxy Circular;

5.to approve, in a non-binding advisory vote, the compensation of the named executive officers of the Corporation as described in the Management Information and Proxy Circular (“say-on-pay”);

6.to approve, in a non-binding advisory vote, the frequency of holding future advisory votes on the compensation of the named executive officers of the Corporation; and

7.to consider any other matters that may properly come before the Meeting or any adjournments or postponements thereof.

Being made available along with this Notice of Meeting are: (1) the Management Information and Proxy Circular; (2) a form of proxy and notes thereto; and (3) the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2024 (collectively, with this Notice of Meeting, the “proxy materials”).

We have elected to use the notice-and-access provisions under rules adopted by the United States Securities and Exchange Commission (the “SEC”) as permitted pursuant to National Instrument 51-102 – Continuous Disclosure Obligations and National Instrument 54-101 – Communication with Beneficial Owners of Securities of a Reporting Issuer (collectively, the “Notice-and-Access Provisions”). The Notice-and-Access Provisions are a set of rules developed by the SEC and the Canadian Securities Administrators that reduce the volume of materials that must be physically mailed to shareholders by allowing us to post the proxy materials online. The Notice of Internet Availability of Proxy Materials you received regarding the Internet availability of our proxy materials (the “Notice”) provides instructions on how to access the proxy materials and cast your vote via the Internet, by telephone or by mail. Shareholders will still receive the Notice and a form of proxy and may choose to receive a paper copy of any of the proxy materials.

We are furnishing the proxy materials to our shareholders over the Internet in accordance with the Notice-and-Access Provisions. You may read, print and download the proxy materials at www.viemed.com/investors. On or about April 25, 2025, we will mail our shareholders the Notice containing instructions on how to access our proxy materials and vote online. The Notice also provides instructions on how you can request proxy materials be sent to you by mail and how you can enroll to receive proxy materials by mail for future meetings. Shareholders with questions about notice-and-access can call the Corporation toll-free at 1-866-852-8343. Shareholders may obtain paper copies of the Management Information and Proxy Circular and any other proxy materials free of charge by calling 1-866-852-8343 at any time up until and including the date of the Meeting, including any adjournment or postponement thereof. Any shareholder wishing to obtain a paper copy of the proxy materials should submit its request no later than 12:00 p.m. (ET) on May 22, 2025 in order to receive paper copies of the proxy materials in time to vote before the Meeting. Under the Notice-and-Access Provisions, proxy materials will be available for viewing on the Corporation’s website for one year from the date of posting.

The Board has fixed April 9, 2025 as the record date for the Meeting.

Following the Meeting, the voting results will be announced via press release and a report of voting results, which will be filed on the Electronic Data Gathering, Analysis, and Retrieval system (EDGAR) at www.sec.gov/edgar and on the System for Electronic Document Analysis and Retrieval (SEDAR+) at www.sedarplus.ca.

If you are a registered shareholder of the Corporation and are unable to attend the Meeting, please date and execute the accompanying form of proxy for the Meeting and deposit it with Computershare Investor Services Inc. by mail at Attention: Proxy Department, 8th Floor, 100 University Avenue, Toronto, Ontario M5J 2Y1, or vote by telephone by entering the 15 digit control number (as found on the Notice) at 1-866-732-8683 (Canada and the U.S. only) or (312) 588-4290 (outside Canada and the U.S.) or online by entering the 15 digit control number (as found on the Notice) at www.investorvote.com before 9:00 a.m. (CDT) on June 3, 2025, or no later than 48 hours (excluding Saturdays, Sundays and holidays) before any adjournment or postponement of the Meeting. We encourage shareholders currently planning to participate in the Meeting to submit their votes or form of proxy in advance so that their votes will be counted in the event of technical difficulties.

If you are a non-registered shareholder of the Corporation and receive these materials through your broker or another intermediary, please complete and return the materials in accordance with the instructions provided to you by your broker or such other intermediary.

This Notice of Meeting, the Management Information and Proxy Circular, the form of proxy and notes thereto for the Meeting are first being made available to shareholders of the Corporation on or about April 25, 2025. Please review the Management Information and Proxy Circular carefully and in full prior to voting, as it has been prepared to help you make an informed decision on the matters to be acted upon.

DATED at Lafayette, Louisiana this 25th day of April, 2025.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Casey Hoyt

Casey Hoyt
Chief Executive Officer

MANAGEMENT INFORMATION AND PROXY CIRCULAR

FOR THE ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS OF
VIEMED HEALTHCARE, INC.

(this information is given as of April 25, 2025)

1.SOLICITATION OF PROXIES

This management information and proxy circular (the “Circular”) and accompanying form of proxy are furnished in connection with the solicitation, by management of Viemed Healthcare, Inc. (the “Corporation”), of proxies to be used at the annual general and special meeting of the holders (the “Shareholders”) of common shares (“Common Shares”) of the Corporation (the “Meeting”) referred to in the accompanying Notice of Meeting (the “Notice of Meeting”) to be held on June 5, 2025 at 9:00 a.m. (CDT) at the principal executive offices of the Corporation, located at 625 E. Kaliste Saloom Road, Lafayette, Louisiana 70508. The solicitation will be made primarily by mail, subject to the use of Notice-and-Access Provisions (as defined below) in relation to delivery of the Meeting materials, but proxies may also be solicited personally or by telephone by directors and/or officers of the Corporation, or by the Corporation’s transfer agent, Computershare Investor Services Inc. (“Computershare”), at nominal cost. The cost of solicitation by management will be borne by the Corporation. Pursuant to National Instrument 54-101 – Communication with Beneficial Owners of Securities of a Reporting Issuer (“NI 54-101”), arrangements have been made with clearing agencies, brokerage houses and other financial intermediaries to forward proxy solicitation material to the beneficial owners of the Common Shares. The cost of any such solicitation will be borne by the Corporation.

All references to currency in this Circular are in United States dollars, unless otherwise indicated. References to “USD” refer to United States dollars and references to “CAD” refer to Canadian dollars.

2. NOTICE-AND-ACCESS

The Corporation is sending out proxy-related materials to Shareholders using the notice-and-access provisions under rules adopted by the United States Securities and Exchange Commission (the “SEC”) as permitted pursuant to National Instrument 51-102 – Continuous Disclosure Obligations (“NI 51-102”) and NI 54-101 (collectively, the “Notice-and-Access Provisions”). The Corporation anticipates that use of the Notice-and-Access Provisions will benefit the Corporation by reducing the postage and material costs associated with the printing and mailing of the proxy-related materials and will additionally reduce the environmental impact of such actions.

Shareholders will be provided with electronic access to the Notice of Meeting and this Circular on the Corporation’s website at www.viemed.com/investors. They can also be found on the Electronic Data Gathering, Analysis, and Retrieval system (“EDGAR”) at www.sec.gov/edgar and the System for Electronic Document Analysis and Retrieval (“SEDAR+”) at www.sedarplus.ca.

Shareholders are reminded to review the Circular before voting. On or about April 25, 2025, we will begin mailing to Shareholders paper copies of a Notice of Internet Availability of Proxy Materials containing information prescribed by the Notice-and-Access Provisions, including instructions on how to access and review proxy materials as well as directions on how to vote by proxy. The Corporation will not use procedures known as ‘stratification’ in relation to the use of Notice-and-Access Provisions. Stratification occurs when an issuer using Notice-and-Access Provisions sends a paper copy of the Circular to some securityholders with a notice package.

Shareholders with questions about notice-and-access can call the Corporation toll-free at 1-866-852-8343. Shareholders may obtain paper copies of the Circular free of charge by calling 1-866-852-8343 at any time up until and including the date of the Meeting, including any adjournment or postponement thereof. Any Shareholder wishing to obtain a paper copy of the Meeting materials should submit its request no later than 12:00 p.m. (ET) on May 22, 2025 in order to receive paper copies of the Meeting materials in time to vote before the Meeting. Under the Notice-and-Access Provisions, Meeting materials will be available for viewing on the Corporation’s website for one year from the date of posting.

3. RECORD DATE

Shareholders of record at the close of business on April 9, 2025 (the “Record Date”) are entitled to receive notice of and attend the Meeting in person or by proxy and are entitled to one vote for each Common Share registered in the name of such Shareholder in respect of each matter to be voted upon at the Meeting.

4. APPOINTMENT OF PROXIES

The persons named in the enclosed form of proxy are directors and/or officers of the Corporation. Each Shareholder submitting a proxy has the right to appoint a person or company (who need not be a Shareholder), other than the persons named in the enclosed form of proxy, to represent such Shareholder at the Meeting or any adjournment or postponement thereof. Such right may be exercised by inserting the name of such representative in the blank space provided in the enclosed form of proxy. All proxies must be executed by the Shareholder or his or her attorney duly authorized in writing or, if the Shareholder is a corporation, by an officer or attorney thereof duly authorized.

A proxy will not be valid for the Meeting or any adjournment or postponement thereof unless it is completed and delivered to Computershare before 9:00 a.m. (CDT) on June 3, 2025, or no later than 48 hours (excluding Saturdays, Sundays and holidays) before any adjournment or postponement of the Meeting in accordance with the delivery instructions below or delivered to the chairman (the “Chairman”) of the board of directors of the Corporation (the “Board”) on the day of the Meeting, prior to the commencement of the Meeting or any adjournment or postponement thereof. The time limit for deposit of proxies may be waived or extended by the Chairman of the Meeting at his discretion, without notice.

A registered Shareholder may submit his/her/its proxy by mail, by telephone or over the Internet in accordance with the instructions below. A non-registered Shareholder should follow the instructions included on the voting instruction form provided by his or her Intermediary (as defined below).

Voting Instructions for Registered Holders

A registered Shareholder may submit a proxy by (i) mailing a copy to Computershare Investor Services Inc., Attention: Proxy Department, 8th Floor, 100 University Avenue, Toronto, Ontario M5J 2Y1, (ii) telephone by entering the 15 digit control number (as found on the Notice of Internet Availability of Proxy Materials) at 1-866-732-8683 (Canada and the U.S. only) or (312) 588-4290 (outside Canada and the U.S.), or (iii) online by entering the 15 digit control number (as found on the Notice of Internet Availability of Proxy Materials) at www.investorvote.com before 9:00 a.m. (CDT) on June 3, 2025, or no later than 48 hours (excluding Saturdays, Sundays and holidays) before any adjournment or postponement of the Meeting.

5. REVOCATION OF PROXIES

Proxies given by Shareholders for use at the Meeting may be revoked at any time prior to their use. Subject to compliance with the requirements described in the following paragraph, the giving of a proxy will not affect the right of a Shareholder to attend, and vote in person at, the Meeting.

In addition to revocation in any other manner permitted by law, a proxy may be revoked by instrument in writing executed by the Shareholder or his/her attorney duly authorized in writing, or, if the Shareholder is a corporation, under its corporate seal by an officer or attorney thereof duly authorized and deposited with Computershare, in a manner provided above under “Appointment of Proxies”, at any time up to and including 9:00 a.m. (CDT) on June 3, 2025 (or, if the Meeting is adjourned or postponed, 48 hours (Saturdays, Sundays and holidays excepted) prior to the holding of the Meeting) or, with the Chairman at the Meeting on the day of such meeting or any adjournment or postponement thereof, and upon any such deposit, the proxy is revoked.

6. NON-REGISTERED HOLDERS

Only registered Shareholders, or the persons they appoint as their proxies, are permitted to attend and vote at the Meeting. However, in many cases, Common Shares beneficially owned by a non-registered Shareholder (a “Non-Registered Holder”) are registered either (i) in the name of an intermediary (each, an “Intermediary” and collectively, the “Intermediaries”) that the Non-Registered Holder deals with in respect of the Common Shares, such as, among others, banks, trust companies, securities dealers or brokers and trustees or administrators of self-administered registered savings plans, registered retirement income funds, registered education savings plans and similar plans, or (ii) in the name of a clearing agency (such as the Depository Trust Company or CDS Clearing and Depository Services Inc.) of which the Intermediary is a participant.

In accordance with applicable laws, Non-Registered Holders who have advised their Intermediary that they do not object to the Intermediary providing their ownership information to issuers whose securities they beneficially own (“Non-Objecting Beneficial Owners,” or “NOBOs”) will receive by mail a letter with respect to the Notice of Internet Availability of Proxy Materials. This Circular and the Notice of Meeting may be found at and downloaded from www.viemed.com/investors.

NOBOs who have standing instructions with the Intermediary for physical copies of this Circular will receive by mail the Notice of Internet Availability of Proxy Materials, this Circular and the Notice of Meeting.

Intermediaries are required to forward the Notice of Internet Availability of Proxy Materials to Non-Registered Holders who have advised their Intermediary that they object to the Intermediary providing their ownership information (“Objecting Beneficial Owners,” or “OBOs”) unless a Non-Registered Holder has waived the right to receive them. Intermediaries will generally use service companies (such as Broadridge Financial Solutions, Inc.) to forward proxy-related materials to OBOs. Generally, OBOs who have not waived the right to receive proxy-related materials will either:

a) be given a form of proxy which has already been signed by the Intermediary (typically by a facsimile stamped signature), which is restricted as to the number and class of securities beneficially owned by the OBO but which is not otherwise completed. Because the Intermediary has already signed the form of proxy, this form of proxy is not required to be signed by the Non-Registered Holder when submitting the proxy. In this case, the OBO who wishes to vote by proxy should otherwise properly complete the form of proxy and deliver it as specified; or

b) be given a Voting Instruction Form which the Intermediary must follow. The OBO should properly complete and sign the Voting Instruction Form and submit it to the Intermediary or its service company in accordance with the instructions of the Intermediary or its service company.

In either case, the purpose of this procedure is to permit Non-Registered Holders to direct the voting of the Common Shares they beneficially own. Should a Non-Registered Holder who receives either form of proxy wish to vote in person at the Meeting if a ballot is called, the Non-Registered Holder should strike out the persons named in the form of proxy and insert the Non-Registered Holder's name in the blank space provided. Non-Registered Holders should carefully follow the instructions of their Intermediary including those regarding when and where the form of proxy or Voting Instruction Form is to be delivered.

Management of the Corporation does not intend to pay for Intermediaries to forward the Notice of Internet Availability of Proxy Materials to OBOs. An OBO will not receive the Notice of Internet Availability of Proxy Materials unless the Intermediary assumes the cost of delivery.

7. EXERCISE OF DISCRETION BY PROXIES

Common Shares represented by properly executed proxies in favor of the persons named in the enclosed form of proxy will be voted on any ballot that may be called for and, where the person whose proxy is solicited specifies a choice with respect to the matters identified in the proxy, the Common Shares will be voted or withheld from voting in accordance with the specifications so made. Where Shareholders have properly executed proxies in favor of the persons named in the enclosed form of proxy and have not specified in the form of proxy the manner in which the named proxies are required to vote the Common Shares represented thereby, such shares will be voted in favor of the passing of the matters set forth in the Notice of Meeting. If a Shareholder appoints a representative other than the persons designated in the form of proxy, the Corporation assumes no responsibility as to whether the representative so appointed will attend the Meeting on the day thereof or any adjournment or postponement thereof.

The enclosed form of proxy confers discretionary authority with respect to amendments or variations to the matters identified in the Notice of Meeting and with respect to other matters that may properly come before the Meeting. At the date hereof, the management of the Corporation and the directors of the Corporation know of no such amendments, variations or other matters to come before the Meeting. However, if any other matters which at present are not known to the management of the Corporation and the directors of the Corporation should properly come before the Meeting, the proxy will be voted on such matters in accordance with the best judgment of the named proxies.

8. INTEREST OF CERTAIN PERSONS OR COMPANIES IN MATTERS TO BE ACTED UPON

Except as described elsewhere in this Circular, management of the Corporation is not aware of any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, of (a) any director or executive officer of the Corporation, (b) any proposed nominee for election as a director of the Corporation, and (c) any associates or affiliates of any of the persons or companies listed in (a) and (b), in any matter to be acted on at the Meeting.

9.    VOTING SECURITIES AND PRINCIPAL HOLDERS

As at the Record Date, the Corporation had 39,523,787 Common Shares outstanding, representing the Corporation’s only securities with respect to which a voting right may be exercised at the Meeting. Each Common Share carries the right to one vote at the Meeting. A quorum for the transaction of business at the Meeting is one or more shareholders, or one or more proxyholders representing one or more shareholders, present at the Meeting, holding or representing not less than thirty three and one- third percent (33 1/3%) of the issued and outstanding Common Shares enjoying voting rights at the Meeting. Brokers and other intermediaries, holding Common Shares in street name for their customers, are required to vote the shares in the manner directed by their customers. Under the rules that govern brokers who are voting with respect to Common Shares that are held in street name, brokers have discretion to vote such shares on routine matters, but are prohibited from giving proxies to vote on non-routine matters (including, but not limited to, the election of directors, the ordinary resolution to ratify, confirm and approve amendments to the 2024 Long Term Incentive Plan, the advisory vote on the compensation of our named executive officers, or the advisory vote on the frequency of future advisory votes on the compensation of our named executive officers) unless the beneficial owner of such Common Shares has given voting instructions on the matter. The absence of a vote on a matter where the broker has not received written voting instructions from a beneficial owner is referred to as a “broker non-vote.” Any Common Shares represented at the Meeting but not voted (whether by broker non-vote or otherwise) will have no impact on the outcome of any matters to be acted upon at the Meeting, though Common Shares subject to abstentions or broker non-votes still count towards the quorum requirements for the Meeting.

To the knowledge of the directors and senior officers of the Corporation as at the date hereof, based on information provided on the System for Electronic Disclosure by Insiders (SEDI) and on information filed by third parties under the Corporation’s profile on SEDAR+ and/or on EDGAR, no person beneficially owns or exercises control or direction over securities carrying more than 10% of the voting rights attached to any class of outstanding voting securities of the Corporation entitled to be voted at the Meeting.

Directors and Executive Officers

The following table shows the number of our Common Shares beneficially owned as of April 9, 2025, by each director or director nominee, the executive officers named in the “Summary Compensation Table” and all directors and executive officers as a group. None of these shares are pledged as security.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Common Shares Outstanding(2)
Casey Hoyt	3,205,924(3)	8.1%
Michael Moore	2,600,479(4)	6.6%
W. Todd Zehnder	960,671(5)	2.4%
Trae Fitzgerald	309,760(6)	*
Jeremy Trahan	38,583(7)	*
Dr. William Frazier	105,711(8)	*
Randy Dobbs	107,706	*
Nitin Kaushal	176,843(9)	*
Timothy Smokoff	79,786	*
Sabrina Heltz	51,759	*
All directors and executive officers as a group (11 persons)	7,922,360(10)	20.0%

*Represents less than 1% of Common Shares outstanding.

(1)Beneficial ownership of Common Shares has been determined for this purpose in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), under which a person is deemed to be the beneficial owner of securities if such person has or shares voting power or investment power with respect to such securities, has the right to acquire beneficial ownership within 60 days, or acquires such securities with the purpose or effect of changing or influencing the control of the Corporation.

(2)Based on 39,523,787 Common Shares issued and outstanding on April 9, 2025.
(3)Includes 960,381 Common Shares issuable upon the exercise of options that are vested or will vest within 60 days. Mr. Hoyt’s business address is 625 E. Kaliste Saloom Rd., Lafayette, Louisiana 70508.

(4)Includes 700,432 Common Shares issuable upon the exercise of options that are vested or will vest within 60 days. Mr. Moore’s business address is 625 E. Kaliste Saloom Rd., Lafayette, Louisiana 70508.

(5)Includes 686,698 Common Shares issuable upon the exercise of options that are vested or will vest within 60 days.

(6)Includes 226,766 Common Shares issuable upon the exercise of options that are vested or will vest within 60 days.

(7)Includes 17,417 Common Shares issuable upon the exercise of options that are vested or will vest within 60 days.

(8)Includes 36,261 Common Shares issuable upon the exercise of options that are vested or will vest within 60 days.

(9)Includes 50,000 Common Shares issuable upon the exercise of options that are vested or will vest within 60 days.

(10)Includes 2,874,022 Common Shares issuable upon the exercise of options that are vested or will vest within 60 days.

Principal Shareholders

The following table sets forth information as of April 9, 2025 about persons whom we know to be the beneficial owners of more than 5% of our issued and outstanding Common Shares (other than Casey Hoyt and Michael Moore, whose information is disclosed under “Directors and Executive Officers” above) based solely on our review of the statement of beneficial ownership filed by these persons/entities with the SEC as of the date of such filing:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Common Shares Outstanding(2)
Thrivent Financial for Lutherans 901 Marquette Avenue, Suite 2500 Minneapolis, Minnesota 55402	3,425,693(3)	8.7%
BlackRock, Inc. 50 Hudson Yards New York, NY 10001	2,978,220(4)	7.5%

(1)Beneficial ownership of Common Shares has been determined for this purpose in accordance with Rule 13d-3 under the Exchange Act, under which a person is deemed to be the beneficial owner of securities if such person has or shares voting power or investment power with respect to such securities, has the right to acquire beneficial ownership within 60 days, or acquires such securities with the purpose or effect of changing or influencing the control of the Corporation.

(2)Based on 39,523,787 Common Shares issued and outstanding on April 9, 2025.

(3)Thrivent Financial for Lutherans has sole voting and dispositive power over 18,148 Common Shares and shared voting and dispositive power over 3,407,545 Common Shares as disclosed in a Schedule 13G/A filed with the SEC on November 13, 2024.

(4)BlackRock, Inc. has sole voting power over 2,897,036 Common Shares and sole dispositive power over 2,978,220 Common Shares as disclosed in a Schedule 13G/A filed with the SEC on November 8, 2024.

10.    BUSINESS OF THE MEETING

To the knowledge of the Board, the only matters to be brought before the Meeting are as follows:

(i)    Financial Statements

Pursuant to the Business Corporations Act (British Columbia) (the “BCBCA”), the Board will place before the shareholders at the Meeting the audited consolidated financial statements of the Corporation, together with the auditors’ report thereon, for the fiscal years ended December 31, 2024 and 2023. Shareholder approval is not required in relation to the financial statements.

(ii)    Election of Directors

The Board presently consists of seven directors. All of the current directors have been directors since the dates indicated below and all will be standing for re-election. The Board has the authority to set the number of directors, such number presently being fixed at seven.

The Board recommends a vote “FOR” the election of each of the seven nominees listed below for director.

Each director will hold office until their re-election or replacement at the next annual meeting of the shareholders unless they resign their duties or their office becomes vacant following death, dismissal or any other cause prior to such meeting.

Directors are elected by a plurality, and the seven nominees who receive the most “FOR” votes will be elected, subject to the Corporation’s majority voting policy (discussed below). Broker non-votes and abstentions are not relevant to and will have no effect on this proposal regarding the election of directors.

Unless otherwise instructed, proxies and voting instructions given pursuant to this solicitation by the management of the Corporation will be voted for the election of the proposed nominees. If any proposed nominee is unable to serve as a director, the individuals named in the enclosed form of proxy reserve the right to nominate and vote for another nominee in their discretion.

Advance Notice Provisions

The Corporation’s Articles (the “Articles”) provide for advance notice of nominations of directors which require that advance notice be provided to the Corporation in circumstances where nominations of persons for election to the Board are made by shareholders of the Corporation other than pursuant to: (i) a requisition of a meeting of shareholders made pursuant to the provisions of the BCBCA; or (ii) a shareholder proposal made pursuant to the provisions of the BCBCA, which is discussed in more detail under the heading “Shareholder Proposals”. A copy of the Articles are available under the Corporation’s profile on SEDAR+ at www.sedarplus.ca as Exhibit 3.2 to the Corporation’s most recent Annual Report on Form 10-K filed on EDGAR at www.sec.gov/edgar and on the Corporation’s website at www.viemed.com/investors.

Majority Voting Policy

As of May 23, 2018, the Board adopted a majority voting policy that requires, in an “uncontested” election of directors, that shareholders be able to vote for, or withhold from voting, separately for each director nominee. If, with respect to any particular nominee, the number of votes withheld from voting by shareholders exceeds the number of votes for the nominee by shareholders, then although the director nominee will have been successfully elected to the Board pursuant to applicable corporate laws, he or she will be required to offer to tender his or her resignation to the Chair of the CG&N Committee (defined below) promptly following the meeting of shareholders at which the director was so elected. The CG&N Committee will consider such offer and make a recommendation to the Board on whether to accept it or not. The Board will promptly accept the resignation unless it determines, in consultation with the CG&N Committee, that there are exceptional circumstances that should delay the acceptance of the resignation or justify rejecting it. The Board will make its decision and announce it in a press release within 90 days following the applicable meeting of shareholders. A director who tenders his or her resignation pursuant to the majority voting policy will not participate in any meeting of the Board or the CG&N Committee at which the resignation is considered.

Nominees to the Board of Directors

The nominees for director, each of whom has consented to serve, if elected, are as follows:

Name of Nominee: Casey Hoyt
Residence: Lafayette, Louisiana
Position: Chief Executive Officer and Director
Director Since: December 14, 2016
Age:47

Present positions and officers with the Corporation, principal occupations and other directorships during the past 5 years:

Mr. Hoyt is the current Chief Executive Officer of the Corporation, a position he has held since December 2017. Mr. Hoyt co-founded our subsidiaries Sleep Management, L.L.C. and Home Sleep Delivered, L.L.C. (collectively, the “Sleepco Subsidiaries”) in 2006 with the objective of becoming the leading respiratory disease management company in the United States. After selling the Sleepco Subsidiaries to Protech Home Medical Corp. (“PHM”), Mr. Hoyt became the Chief Executive Officer of PHM until the Corporation spun out from PHM in December 2017. His goal has been to enable patients to live better lives through clinical excellence, education and technology. Mr. Hoyt has also successfully managed several other businesses, most recently a worldwide organization offering a comprehensive line of tradeshow display and marketing services. Mr. Hoyt serves on the AA Homecare Board of Directors, the Ochsner Lafayette General Foundation Board, the Ochsner Lafayette General Foundation Board of Trustees, and the Community Foundation of Acadiana Board of Directors. Mr. Hoyt received his Bachelor of Science in General Studies from the University of Louisiana at Lafayette.

Qualifications for Consideration:

As a co-founder of the Sleepco Subsidiaries and as the current Chief Executive Officer of the Corporation, Mr. Hoyt brings to the Board substantial familiarity with the leadership and operation of the Corporation’s business.

Name of Nominee: W. Todd Zehnder
Residence: Lafayette, Louisiana
Position: Chief Operating Officer and Director
Director Since: December 21, 2017
Age: 49

Present positions and officers with the Corporation, principal occupations and other directorships during the past 5 years:

Mr. Zehnder has served as the Chief Operating Officer and as a director of the Corporation since December 2017. Previously, Mr. Zehnder served as Vice President - Finance and as Chief Strategy Officer of PHM from December 2015 to December 2017. Prior to joining PHM, Mr. Zehnder worked for PetroQuest Energy Inc., which was then a NYSE listed company, for 15 years in various leadership positions, including as Chief Operating Officer and Chief Financial Officer from 2008 to December 2015. Mr. Zehnder began his career with KPMG LLP where he attained the level of Manager. Mr. Zehnder received his Bachelor of Science degree in Accounting from Louisiana State University and is a Certified Public Accountant.

Qualifications for Consideration:

Mr. Zehnder’s experience as an executive officer of a publicly traded company provides the Board with insights into financial reporting, governance and management matters.

Name of Nominee: William Frazier
Residence: Jackson, Mississippi
Position: Chief Medical Officer and Director
Director Since: December 21, 2017
Age: 67

Present positions and officers with the Corporation, principal occupations and other directorships during the past 5 years:

Dr. Frazier has served as Chief Medical Officer and as a director of the Corporation since December 2017. Previously, Dr. Frazier served as Chief Medical Officer of PHM from October 2015 to December 2017. Prior to that, Dr. Frazier was the Chief Medical Officer for the Sleepco Subsidiaries, beginning October 2015. Prior to the Sleepco Subsidiaries, Dr. Frazier worked for more than 30 years as a full time practicing pulmonologist. Dr. Frazier has experience conducting clinical research projects, including trials evaluating new treatment options for COPD, and he has published scientific papers on the topic of COPD and home ventilation, and remote patient monitoring. Dr. Frazier has served in many different leadership roles during his career including stints as Chief of the Medical Staff and on the board of directors of two large medical practices and as a Director of a regional health system. Dr. Frazier is currently Board certified in Internal Medicine, Pulmonary Medicine, Critical Care Medicine and Sleep Disorders Medicine. Dr. Frazier earned his Bachelor of Science in Philosophy from Vanderbilt University, his M.D. from the University of Mississippi and post-doctoral training at the University of Virginia.

Qualifications for Consideration:

Dr. Frazier’s experience as a practicing pulmonologist provides the Board with important insight into the practice of pulmonary medicine as it applies to the operation of the Corporation’s business.

Name of Nominee: Randy Dobbs
Residence: Greenville, South Carolina
Position: Director (Chairman)
Director Since: December 21, 2017
Age: 74

Present positions and officers with the Corporation, principal occupations and other directorships during the past 5 years:

Mr. Dobbs has served as the chairman of the Board since the Corporation’s spin out from PHM in December 2017 and is a member of the Compensation Committee and the Audit Committee. Mr. Dobbs is a noted business operating/leadership consultant and motivational speaker and has served in that capacity since 2010. Mr. Dobbs joined EnableComp as CEO in March 2022 and transitioned to chairman of the Board in September 2024. EnableComp is a Welsh, Carson, Anderson and Stowe portfolio company that specializes in delivering revenue solutions for complex claims in the hospital billing environment. From November 2020 to January 2022, Mr. Dobbs served as CEO of American Vision Partners, a physician practice management company affiliated with numerous vision care facilities across the Southwestern United States. From April 2012 to January 2015, Mr. Dobbs served as the Chief Executive Officer for Matrix Medical Network, a portfolio company of Welsh, Carson, Anderson & Stowe (“WCAS”) and a provider of home health assessments for Medicare Advantage members across 32 states. Prior to that role, he was a Senior Operating Executive at WCAS, where he was responsible for portfolio company operational oversight, business acquisitions and equity opportunity development. From February 2005 to October 2008, he was Chief Executive Officer of US Investigation Services and its subsidiaries who provided business intelligence and risk management solutions, security and related services and expert staffing solutions for businesses and federal government agencies. From April 2003 to February 2005, Mr. Dobbs was President and CEO of Philips Medical Systems North America, providing diagnostic imaging equipment and services throughout all of North America and Latin America. Prior to April 2003, Mr. Dobbs spent 27 years with General Electric Company where he held various senior level positions including President and CEO of GE Capital IT Solutions, a multi-billion dollar enterprise. Mr. Dobbs served on the board of directors of MTGE Investment Corp. (NASDAQ:MTGE) from 2010 to 2018 and serves on the boards of directors of several privately held companies. Mr. Dobbs earned a Bachelor of Science in Education from Arkansas State University.

Qualifications for Consideration:

Mr. Dobbs brings to the Board extensive experience resulting from his service on other boards of directors and from his multiple senior level leadership positions, including as the Chief Executive Officer of five companies. Such experience provides the Board with additional perspective on governance and management issues. He has significant experience with business integration, turnaround performance and executive team building, which provides the Board with important insight into the operation and development of our business.

Name of Nominee: Nitin Kaushal
Residence: Richmond Hill, Ontario
Position: Director
Director Since: December 21, 2017
Age: 59

Present positions and officers with the Corporation, principal occupations and other directorships during the past 5 years:

Mr. Kaushal has served as a director since December 2017. He is the chairman of the Audit Committee and is a member of the Corporate Governance & Nominating Committee. He is a retired Managing Director of PWC Corporate Finance Inc., serving from 2012 to 2020, and was the Executive Vice President and Managing Director of Medwell Capital Inc. from May 2010 to March 2012. Mr. Kaushal has worked in senior roles with a number of Canadian investment banks focused on healthcare, including Desjardins Securities Inc., Orion Securities Inc., Vengate Capital, HSBC Securities Inc. and Gordon Capital. He has held roles within the private equity/venture capital industry at MDS Capital Corp. and at Pricewaterhouse in its M&A, valuation and audit groups. In addition, Mr. Kaushal has sat on a number of public and private company boards. He was awarded a Bachelor of Science (Chemistry) from the University of Toronto and is a Chartered Accountant.

Mr. Kaushal also serves as a director for the following reporting issuers (or the equivalent) in Canada and the United States: High Tide Inc., Everyday People Financial Corp, and Synergy CHC Corp.

Qualifications for Consideration:

Mr. Kaushal’s experience as a member and audit committee member of various boards of directors and as a Chartered Professional Accountant provides the Board with additional perspective on financial reporting, governance and management issues.

Name of Nominee: Timothy Smokoff
Residence: Fox Island, Washington
Position: Director
Director Since: December 21, 2017
Age: 60

Present positions and officers with the Corporation, principal occupations and other directorships during the past 5 years:

Mr. Smokoff has served as a director since January 2018 and brings more than 25 years of health industry leadership, product development and delivery experience to the Corporation. He is the chairman of the Compensation Committee and is a member of the Corporate Governance & Nominating Committee. Since July 2022, Mr. Smokoff has served as Acting-CEO and a member of the Board of Directors of PolyVascular, LLC. Since May 2023, Mr. Smokoff has also served as General Manager, Home Health & Hospice Division, Resmed. Prior to PolyVascular, Mr. Smokoff served as CEO of CareXM, LLC from November 2020 to May 2022. Prior to that, Mr. Smokoff was CEO of Isowalk, LLC, a position he held from January 2019 to November 2020. Mr. Smokoff has also served on the board of Total Triage Holdings, LLC since November of 2019. Prior to Isowalk, Mr. Smokoff was CEO of Breathometer, Inc. from January 2017 to January 2019, and Senior Vice President of Health and Wellness of Nortek, Inc. from July 2016 to January 2017. Mr. Smokoff was the Chief Executive Officer of Numera, Inc. from January 2011, until it was purchased by Nortek, Inc. in July of 2016. Prior to Numera,Inc. Mr. Smokoff spent 13 years at Microsoft in various capacities, the last six years leading Microsoft’s global health business. Prior to Microsoft, Mr. Smokoff spent 14 years developing and bringing to market hospital information systems, physician office systems and medical devices for a variety of companies, including several start-up ventures. Mr. Smokoff earned a Bachelor of Arts in Computer Science from the University of Washington.

Qualifications for Consideration:

Mr. Smokoff’s experience in introducing products and services for senior, in-place aging, which includes respiratory care and chronic disease management, for family care givers provides the Board with insight into the operation, development, and growth of the Corporation’s business.

Name of Nominee: Sabrina Heltz
Residence: Baton Rouge, LA
Position: Director
Director Since: November 4, 2020
Age: 60

Present positions and officers with the Corporation, principal occupations and other directorships during the past 5 years:

Ms. Heltz has served as a director since 2020. She is the chairperson of the Corporate Governance & Nominating Committee and is a member of the Compensation Committee and the Audit Committee. She began her career at Blue Cross and Blue Shield of Louisiana (“BCBSLA”) as an actuary and earned her credentials as an Associate in the Society of Actuaries and a Member of the American Academy of Actuaries. During her time at BCBSLA, she ascended in her role and responsibilities, ultimately serving as SVP/Chief Actuary of the plan for five years. Her career then transitioned to managing other operational areas of BCBSLA, including its pharmacy-benefits program, medical management program and provider relations areas. She ended her 31-year career at BCBSLA as SVP/Chief Analytics Officer, overseeing the provider contracting and reimbursement programs for BCBSLA, while also spearheading the advancement of data and analytics capabilities to enable value-based reimbursement programs and innovative quality and care improvement programs. During her time at BCBSLA, she participated in many legislative and regulatory matters, which included providing expert testimony to the legislature and advising the Louisiana Department of Insurance on regulation development. Following her career at BCBSLA, in August 2016, she transitioned to provider operations as Chief Operation Officer of Ochsner Health Network, leading its strategy and operations to enable success in value-based care contracts offered by Medicare and commercial health plans. After July 2023, she began utilizing her comprehensive experience in both payer and provider operations as a Senior Healthcare Advisor for Rule of Three (Ro3) to help clients across numerous facets of healthcare strategy and operations, specializing in consultations on value-based care payment programs. Ms. Heltz earned a Bachelor of Science in Mathematics and Computer Science from Nicholls State University.

Qualifications for Consideration:

Ms. Heltz brings to the Board extensive healthcare leadership experience specifically related to healthcare systems and the private insurance sector.

Ownership of Voting Securities:

See “Voting Securities and Principal Holders – Directors and Executive Officers” above for details regarding the number of securities of each class of voting securities of the Corporation or any of its subsidiaries beneficially owned, or controlled or directed, directly or indirectly, by each proposed director.

Conflicts of Interest

There are no family relationships among any directors, executive officers or persons nominated to be directors of the Corporation.

There are no arrangements or understandings between the Corporation and any person pursuant to which such person has been elected as director.

No director or executive officer of the Corporation is a party adverse to the Corporation or any of its subsidiaries, or has a material interest adverse to the Corporation or any of its subsidiaries. During the past ten years, no director or executive officer of the Corporation has:

(1)    filed or has had filed against such person, a petition under the U.S. federal bankruptcy laws or any state insolvency law, nor has a receiver, fiscal agent or similar officer been appointed by a court for the business or property of such person, or any partnership in which such person was a general partner, at or within two years before the time of filing, or any corporation or business association of which such person was an executive officer, at or within two years before such filings;

(2)    been convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

(3)    been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting such person’s activities in any type of business, securities, trading, commodity or banking activities;

(4)    been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any U.S. federal or state authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any type of business, securities, trading, commodity or banking activities, or to be associated with persons engaged in any such activity;

(5)    been found by a court of competent jurisdiction in a civil action or by the SEC, or by the U.S. Commodity Futures Trading Commission to have violated a U.S. federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

(6)    been the subject of, or a party to, any U.S. federal or state judicial or administrative order, judgment, decree or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of: (i) any U.S. federal or state securities or commodities law or regulation; or (ii) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order or removal or prohibition order; or (iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

(7)    been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section 1(a)(29) of the U.S. Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Corporate Cease Trade Orders or Bankruptcies

Other than as described below, none of the proposed directors of the Corporation is, as at the date hereof, or has been, within the 10 years before the date hereof, a director, chief executive officer or chief financial officer of any company (including the Corporation) that, (i) was subject to an order that was issued while the proposed director was acting in the capacity as director, chief executive officer or chief financial officer, or (ii) was subject to an order that was issued after the proposed director ceased to be a director, chief executive officer or chief financial officer and which resulted from an event that occurred while that person was acting in the capacity as director, chief executive officer or chief financial officer.

Nitin Kaushal, a director of the Corporation, was a director of 3 Sixty Risk Solutions Ltd. on July 15, 2020, on which date the Ontario Securities Commission issued a failure-to-file cease trade order as a result of the issuer failing to file its audited annual financial statements for the financial year ended December 31, 2019, and related management’s discussion and analysis and certifications. Mr. Kaushal resigned from the board in April 2021.

Other than as described below, none of the proposed directors of the Corporation is, as at the date hereof, or has been, within the 10 years before the date hereof, a director or executive officer of any company (including the Corporation) that, while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets.

Mr. Kaushal served as a director of Flower One Holdings Inc. from December 28, 2020 to March 31, 2023. On October 17, 2022, the issuer announced that it had commenced a voluntary proceeding under the Companies’ Creditors Arrangement Act in the Supreme Court of British Columbia to go private. A monitor was appointed on October 25, 2022. Flower One went private and Mr. Kaushal resigned from the board on March 31, 2023.

Penalties or Sanctions

None of the proposed directors of the Corporation has been subject to (a) any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority, or (b) any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable securityholder in deciding whether to vote for a proposed director.

Personal Bankruptcies

None of the proposed directors of the Corporation has, within the 10 years before the date hereof, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, become subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold the assets of the proposed director.

Background of Director Nominees

The following table presents our board of directors diversity statistics, as self-disclosed by our directors.

Total Number of Directors	7
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	6	—	—
Part II: Demographic Background
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	1	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	1	5	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—
Did Not Disclose Demographic Background	—

(iii)    Appointment of Auditors

The Audit Committee has re-appointed, and is requesting approval by the Shareholders of the re-appointment of, the independent registered public accounting firm of Ernst & Young LLP (“EY”) to serve as the Corporation’s independent auditors for the fiscal year ending December 31, 2025. If Shareholders do not ratify the re-appointment of EY, the Audit Committee will evaluate the Shareholder vote when considering the appointment of a registered public accounting firm for the audit engagement for the 2026 fiscal year. In addition, if Shareholders approve the re-appointment of EY as the Corporation’s independent auditors, the Audit Committee may nevertheless periodically request proposals from the major registered public accounting firms and as a result of such process may select EY or another registered public accounting firm as our independent auditors.

Representatives of EY are expected to be present at the Meeting, will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

The Board recommends a vote “FOR” the re-appointment of EY as auditors of the Corporation for the fiscal year ended December 31, 2025, and the authorization of the Board to fix EY’s remuneration.

The re-appointment of EY as auditors of the Corporation for the fiscal year ending December 31, 2025, and the authorization of the Board to fix EY’s remuneration requires the affirmative vote of the majority of the votes cast at the Meeting.

Because brokers generally have discretionary authority to vote on the re-appointment of the independent auditors, broker non-votes are generally not expected to result from the vote on this proposal. Abstentions are not relevant to and will have no effect on this proposal regarding the re-appointment of the independent auditors.

Fees Paid to Auditors

The following table shows the fees paid or accrued by the Corporation for the audit and other services provided by EY for fiscal years 2024 and 2023.

	2024	2023
Audit Fees	$973,600	$713,700
Audit-Related Fees	11,630	15,265
Tax Fees	191,075	212,051
All Other Fees	—	—
Totals	$1,176,305	$941,016

As defined by the SEC, (i) “audit fees” are fees for professional services rendered by the Corporation’s independent registered public accounting firm for the audit of the Corporation’s annual financial statements and review of financial statements included in the Corporation’s Quarterly Reports on Form 10-Q or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years; (ii) “audit-related fees” are fees for assurance and related services by the Corporation’s independent registered public accounting firm that are reasonably related to the performance of the audit or review of the Corporation’s financial statements and are not reported under “audit fees”; (iii) “tax fees” are fees for professional services rendered by the Corporation’s independent registered public accounting firm for tax compliance, tax advice, and tax planning; and (iv) “all other fees” are fees for products and services provided by the Corporation’s independent registered public accounting firm, other than the services reported under “audit fees,” “audit-related fees,” and “tax fees.”

Policy on Pre-Approval by Audit Committee of Services Performed by Auditors

Under applicable SEC rules, except for the ability to designate a portion of this responsibility as described below, the full Audit Committee is required to pre-approve the audit and non-audit services performed by the independent registered public accounting firm in order to ensure that they do not impair the auditors’ independence from the Corporation. The Audit Committee may delegate pre-approval authority to a member of the Audit Committee. The SEC’s rules specify the types of non-audit services that an independent auditor may not provide to its audit client and establish the Audit Committee’s responsibility for administration of the engagement of the independent registered public accounting firm. During 2024, all audit and non-audit services and fees were pre-approved by the Audit Committee.

(iv) Amendments to Security Based Compensation Plan

On June 6, 2024, the Corporation’s shareholders approved the 2024 Long Term Incentive Plan of the Corporation (the “2024 Omnibus Plan”), pursuant to which the Corporation is able to issue share-based long-term incentives. All directors, officers, employees and consultants of the Corporation and/or its affiliates (“Participants”) are eligible to receive awards under the 2024 Omnibus Plan, subject to the terms of the 2024 Omnibus Plan. Awards include Common Share purchase options (“Options”), restricted stock (“Restricted Stock”), stock appreciation rights (“Stock Appreciation Rights” or “SARs”), performance awards (“Performance Awards”) or other stock-based awards, including restricted stock units (“RSUs”), deferred stock units (“DSUs”), and Dividends and Dividend Equivalents (as defined below) (collectively, the “Awards”), under the 2024 Omnibus Plan. A copy of the 2024 Omnibus Plan is attached as Exhibit 10.18 to the Corporation’s most recent Annual Report on Form 10-K filed with the SEC, and with Canadian regulators on SEDAR+, on March 10, 2025.

On April 9, 2025, the Board approved amendments to the 2024 Omnibus Plan (the “Amendment to 2024 Omnibus Plan”), subject to shareholder approval on and to be effective on the date of the Meeting, or any adjournment or postponement thereof, to (i) increase the maximum number of Common Shares that will be available for Awards and issuance under the 2024 Omnibus Plan as further described below under “2024 Omnibus Plan Maximum and Limits”, (ii) clarify the vesting treatment of Awards in the event of a Change in Control and (iii) provide for a minimum vesting period of one year with respect to all Awards. A copy of the Amendment to 2024 Omnibus Plan is attached as Schedule “A” to this Circular. The Amendment to 2024 Omnibus Plan does not otherwise modify the terms of the 2024 Omnibus Plan, and the expiration date of the 2024 Omnibus Plan shall remain the same.

The Corporation’s current compensation program, described elsewhere in this Circular (see “Executive Compensation”) provides total compensation for employees in various roles that is comprised of base salary (fixed cash amount), short-term performance incentives (variable cash bonuses) and lastly, long-term “at risk” equity-based incentives (phantom shares, stock options, RSUs and DSUs) that align employees’ interests with those of shareholders. By incorporating equity-based compensation into the overall compensation structure, the Corporation is able to reduce cash outlays while still offering a compelling and competitive total compensation package. This balanced approach enables the Corporation to attract and retain top talent while prudently managing its fixed cash expenses and preserving available cash resources across all areas of operations.

Purpose of the 2024 Omnibus Plan

The 2024 Omnibus Plan serves several purposes for the Corporation. One purpose is to advance the interests of the Corporation by developing the interests of Participants in the growth and development of the Corporation by providing such persons with the opportunity to acquire a proprietary interest in the Corporation. All Participants are considered eligible to be selected to receive an Award under the 2024 Omnibus Plan. Another purpose is to attract and retain key talent and valuable personnel, who are necessary to the Corporation’s success and reputation, with a competitive compensation mechanism. Finally, the 2024 Omnibus Plan aligns the interests of Participants with those of shareholders by devising a compensation mechanism which encourages the prudent maximization of distributions to shareholders and long-term growth.

The main components of the Corporation’s compensation program are as follows: (i) base salary (fixed cash amount), (ii) short-term performance incentives (variable cash bonuses) and (iii) a broad range of long-term “at risk” equity-based incentives under the 2024 Omnibus Plan.

The 2024 Omnibus Plan is administered by the Board or a committee of the Board.

2024 Omnibus Plan Maximum and Limits

If the Corporation’s shareholders approve the Amendment to 2024 Omnibus Plan, the maximum number of Common Shares that will be available for Awards and issuance under the 2024 Omnibus Plan and that may be reserved for issuance, at any time, under the 2024 Omnibus Plan, the 2020 Long Term Incentive Plan of the Corporation (effective June 11, 2020) (the “2020 LTIP”), the Amended and Restated Stock Option Plan of the Corporation (effective as of July 17, 2018) (the “2018 Option Plan”) and the Amended and Restated Restricted Share Unit Plan and the Deferred Share Unit Plan of the Corporation (effective July 17, 2018) (the “2018 RSU/DSU Plan,” and, together with the 2020 LTIP and the 2018 Option Plan, the “Prior Plans”) will be 7,904,757 Common Shares. The maximum number of the foregoing Common Shares that may be awarded under the 2024 Omnibus Plan as “Incentive Stock Options” (as defined in the 2024 Omnibus Plan) will be 1,000,000 Common Shares.

As of April 9, 2025, 5,431,223 Common Shares were reserved for issuance pursuant to outstanding awards under the Prior Plans and the 2024 Omnibus Plan, and 2,061,183 Common Shares were available for issuance under the 2024 Omnibus Plan. Accordingly, the approval of the Amendment to 2024 Omnibus Plan represents an effective increase in the number of Common Shares available for issuance as share-based long-term incentives to directors, officers, employees and consultants of the Corporation of 412,351 Common Shares as of such date.

Any Common Shares underlying outstanding Awards that for any reason expire or are terminated, forfeited or canceled shall again be available for issuance under the 2024 Omnibus Plan; provided, however, that amounts withheld for taxes or withheld for the purchase price for Options or SARs shall not again be available for issuance under the 2024 Omnibus Plan, but shares of stock withheld and not issued to a participant in order to satisfy the purchase price or for the payment of taxes for restricted stock, performance awards or other stock-based awards (other than an Option or SAR) shall be available for issuance under the 2024 Omnibus Plan. Any Common Shares forfeited, cancelled or otherwise not issued for any reason under the awards of the Prior Plans and that would have been available for awards and issuance under the Prior Plans pursuant to the terms of those Prior Plans shall be available for Awards and issuance under the 2024 Omnibus Plan. Any awards outstanding under the Prior Plans shall remain subject to the terms of those awards and the Prior Plans. Awards that by their terms are to be settled solely in cash shall not be counted against the maximum number of Common Shares available for the issuance of Awards under the 2024 Omnibus Plan.

The amount of Awards granted to a non-employee director, within a calendar year period, pursuant to the 2024 Omnibus Plan shall not exceed US$500,000 in value of the aggregate of Common Share and cash Awards. The 2024 Omnibus Plan does not otherwise provide for a maximum number of Common Shares which may be issued to an individual pursuant to the 2024 Omnibus Plan.

Cessation of Service and Transferability

The Compensation Committee (defined below) may provide the circumstances in which Awards shall be exercised, vested, paid or forfeited in the event a Participant ceases to provide service to the Corporation or any affiliate prior to the end of a performance period or exercise or settlement of such Award.

Subject to limited exceptions in the 2024 Omnibus Plan for certain Awards, an Award may be assignable or transferable by a Participant only by will or by the laws of descent and distribution following the death of the Participant.

Adjustments and Change in Control of the Corporation

In the event of any stock dividend or extraordinary cash dividend, stock split, reverse stock split, recapitalization, combination, reclassification or similar change in the capital structure of the Corporation, appropriate adjustments shall be made in the number and class of Common Shares subject to the 2024 Omnibus Plan and to any outstanding Awards and in the exercise price per share of any outstanding Awards.

In the event of a Change in Control (as such term is defined in the 2024 Omnibus Plan) of the Corporation, the Compensation Committee, in its sole discretion, shall have the power and right to (but subject to any accelerated vesting specified in an Award agreement):

i.cancel, effective immediately prior to or upon the occurrence of the Change in Control of the Corporation, each outstanding Award (whether or not then vested or exercisable) (including the cancellation of any Options for which the exercise price is greater than the consideration to be received), and with respect to Options and Stock Appreciation Rights that currently have an exercise price less than the consideration to be received immediately prior to the Change in Control of the Corporation, pay to the Participant an amount in cash equal to the excess of (i) the value, as determined by the Compensation Committee, of the property (including cash) received by shareholders as a result of such Change in Control of the Corporation over (ii) the exercise price of such Award, if any, subject to certain exceptions;

ii.provide for the exchange or substitution of each Award outstanding immediately prior to or upon such Change in Control of the Corporation (whether or not then vested or exercisable) for another Award with respect to the Common Shares or other property for which such Award is exchangeable and, incident thereto, make an equitable adjustment as determined by the Compensation Committee in the exercise price of the Award, if any, or in the number of Common Shares or amount of property (including cash) subject to the Award; or

iii.provide for assumption of the 2024 Omnibus Plan and such outstanding Awards by the surviving entity or its parent.

Amendment and Administration Provision

The Compensation Committee may amend, alter, suspend, discontinue or terminate the 2024 Omnibus Plan and any outstanding Awards granted thereunder, in whole or in part, at any time without notice to or approval by the shareholders of the Corporation, for any purpose whatsoever, including:

i.to determine the persons to whom, and the time or times at which, Awards shall be granted and the number of Common Shares to be subject to each Award;

ii.to designate Awards as Restricted Stock or Options or other stock-based Awards or Performance Awards or Dividends or Dividend Equivalents, and to designate Options as Incentive Stock Options or Nonstatutory Stock Options (as such terms are defined in the 2024 Omnibus Plan);

iii.to determine the Fair Market Value (as such term is defined in the 2024 Omnibus Plan) of Common Shares or the fair market value of other property;

iv.to determine the terms, conditions and restrictions applicable to each Award (which need not be identical) and any Common Shares acquired upon the exercise and/or vesting thereof, including, without limitation, (a) the exercise price of an Option or Stock Appreciation Right, (b) the method of payment for Common Shares purchased upon the exercise and/or vesting of an Award, (c) the method for satisfaction of any tax withholding obligation arising in connection with the Award or such Common Shares, including by the withholding or delivery of Common Shares, (d) the timing, terms and conditions, including but not limited to performance goals, the exercisability of the Award or the vesting of any Common Shares, (e) the time of the expiration of the Award, (f) the effect of the Participant’s termination of service on any of the foregoing, (g) the provision for electronic delivery of Awards and/or book entry of Awards and (h) all other terms, conditions and restrictions applicable to the Award or such Common Shares not inconsistent with the terms of the 2024 Omnibus Plan;

v.to approve one or more forms of Award agreement;

vi.to amend, modify, extend, cancel or renew any provision of any Award, or to waive any restrictions or conditions applicable to any Award or any Common Shares acquired upon the exercise thereof; provided, however, that no such amendment, modification, extension or cancellation shall materially adversely affect a Participant’s Award without a Participant’s consent;

vii.to accelerate, continue, extend or defer the exercisability and/or vesting of any Award, including with respect to the period following a Participant’s termination of service;

viii.to add or amend a cashless exercise provision attaching to any Award;

ix.to add or amend a financial assistance provision attaching to any Award;

x.to prescribe, amend or rescind rules, guidelines and policies relating to the 2024 Omnibus Plan, or to adopt supplements to, or alternative versions of, the 2024 Omnibus Plan, including, without limitation, as the Compensation Committee deems necessary or desirable to comply with the laws of, or to accommodate the tax policy or custom of, foreign jurisdictions whose citizens may be granted Awards; and

xi.to correct any defect, supply any omission or reconcile any inconsistency in the 2024 Omnibus Plan or any Award agreement and to make all other determinations and take such other actions with respect to the 2024 Omnibus Plan or any Award as the Compensation Committee may deem advisable to the extent not inconsistent with the provisions of the 2024 Omnibus Plan or applicable law.

Notwithstanding the foregoing, the following amendments to the 2024 Omnibus Plan require the approval of shareholders of the Corporation:

i.an increase in the maximum number of Common Shares that may be made the subject of Awards under the 2024 Omnibus Plan;

ii.any change in the class of persons eligible to receive Awards or purchase Common Shares under the 2024 Omnibus Plan, or any extension of the term of the 2024 Omnibus Plan;

iii.any adjustment (other than as set out in the 2024 Omnibus Plan) or amendment that reduces or would have the effect of reducing the exercise price of an Option or Stock Appreciation Right previously granted under the 2024 Omnibus Plan, whether through amendment, cancellation, replacement grants or other means (provided that, in such a case, insiders of the Corporation who benefit from such amendment are not eligible to vote their Common Shares in respect of the approval);

iv.any amendment to the plan amendment provisions, subject to certain exceptions included in the 2024 Omnibus Plan; and

v.any amendment that would require approval of shareholders under any applicable law, regulation or rule or the stock exchange or market system on which the Common Shares are traded.

Dividends

The Compensation Committee shall determine whether Awards (other than Options and Stock Appreciation Rights) shall receive dividends or amounts equivalent to cash, Common Shares or other property as dividends on Common Shares (“Dividends” or “Dividend Equivalents”) with respect to the number of Common Shares covered by the Award; provided, however, any Dividends or Dividend Equivalents with respect to Common Shares covered by an Award shall be subject to restrictions and risk of forfeiture to the same extent as those Common Shares covered by the Award with respect to such Dividends or Dividend Equivalents. In no event will Dividends or Dividend Equivalents be awarded with respect to an Option or Stock Appreciation Rights.

Options

Options under the 2024 Omnibus Plan include Nonstatutory Stock Options and Incentive Stock Options.

The exercise price per Common Share under an Option shall be determined by the Compensation Committee; provided, however, that, subject to certain exceptions described in the 2024 Omnibus Plan, such exercise price shall not be less than 100% of the Fair Market Value of a Common Share on the date of grant of such Option. With the approval of the Compensation Committee, a Participant may elect to exercise an Option, in whole or in part, on a ‘cashless exercise’ basis, without payment of the aggregate Option price due on such exercise by electing to receive Common Shares equal in value to the difference between the Option price and the Fair Market Value on the date of exercise, computed in accordance with the 2024 Omnibus Plan.

The term of each Option shall be fixed by the Compensation Committee, but shall not exceed 10 years from the date of grant thereof. Notwithstanding the foregoing and subject to certain exceptions detailed in the 2024 Omnibus Plan, if the term of an Option would otherwise expire during, or within nine business days of the expiration of a Black-Out Period (as such term is defined in the 2024 Omnibus Plan) applicable to such Participant, then the term of such Option shall be extended, in accordance with Section 409A of the U.S. Internal Revenue Code (the “Code”), to the close of business on the tenth business day following the expiration of the Black-Out Period.

Unless the Compensation Committee decides otherwise, Options granted under 2024 Omnibus Plan will expire at the earliest of: (i) the expiry date set out in the applicable Award agreement; (ii) three months after termination due to disability of the Participant or one year after the Participant’s death; (iii) three months after termination without “cause” following a Change in Control of the Corporation; (iv) in the case of a termination for “cause”, the expiry date set out in the applicable Award agreement; and (v) three months following the Participant’s termination for any other reason.

Incentive Stock Options may only be granted to employees. To the extent Options designated as Incentive Stock Options become exercisable for the first time during any calendar year for Common Shares having an aggregate fair market value greater than US$100,000, the portion of such Options which exceeds such amount shall be treated as Nonstatutory Stock Options. Incentive Stock Options are subject to additional requirements and restrictions as provided in the 2024 Omnibus Plan and as required by the Code.

Restricted Stock

The 2024 Omnibus Plan, if approved, will provide the Compensation Committee with additional equity-based compensation alternatives in the form of Restricted Stock, which provide an “at risk” equity-based incentive and may replace short-term cash based incentives currently provided for in the Corporation’s compensation plan.

Restricted Stock consists of Common Shares that are subject to such restrictions as the Compensation Committee may impose (including, without limitation, restrictions on voting and transferability, or that constitute any limitation on the right to receive any Dividend or Dividend Equivalent or other right), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise, as the Compensation Committee may deem appropriate.

Restricted Stock shall be awarded for no additional consideration or such additional consideration as the Compensation Committee may determine, which consideration may be equal to or more than the Fair Market Value of the Common Shares on the grant date.

Other Stock-Based Awards

Under the 2024 Omnibus Plan, the Compensation Committee may grant other stock-based Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise related to, Common Shares, as deemed by the Compensation Committee to be consistent with the purposes of the 2024 Omnibus Plan and the goals of the Corporation, including, without limitation, RSU/DSUs, Stock Appreciation Rights and phantom awards. Stock Appreciation Rights are subject to the same requirements as Nonstatutory Options.

Other stock-based Awards may be settled in Common Shares, cash or a combination thereof.

Performance Awards may be granted by the Compensation Committee, in its sole discretion, in the form of cash or Common Shares (including Restricted Stock) or a combination thereof based upon the achievement of goals as determined by the Compensation Committee. Types of other stock-based Awards or Performance Awards include, without limitation, purchase rights, phantom stock, Stock Appreciation Rights, RSU/DSUs, performance units, Restricted Stock or Common Shares subject to performance goals, Common Shares awarded that are not subject to any restrictions or conditions, convertible or exchangeable debentures related to Common Shares, other rights convertible into Common Shares, Awards valued by reference to the value of Common Shares or the performance of the Corporation or a specified subsidiary, affiliate division or department, Awards based upon performance goals established by the Compensation Committee and settlement in cancellation of rights of any person with a vested interest in any other plan, fund, program or arrangement that is or was sponsored, maintained or participated in by the Corporation or any subsidiary.

In its sole discretion, the Compensation Committee may specify such criteria, periods or performance goals for vesting in the foregoing stock-based Awards or Performance Awards and/or payment thereof to Participants; and the extent to which such criteria, periods or goals have been met shall be determined by the Compensation Committee. All terms and conditions of such stock-based Awards and Performance Awards shall be determined by the Compensation Committee and set forth in the applicable Award agreement.

Summary of Certain Federal Income Tax Considerations

The following summary is based on certain applicable provisions of the Code, as currently in effect, and the income tax regulations and proposed income tax regulations issued thereunder. This summary does not purport to cover all federal income tax consequences or any federal employment tax or other federal tax consequences that may be associated with the 2024 Omnibus Plan, nor does it cover state, local, employment, foreign or other taxes.

Status of Options. Options granted under the 2024 Omnibus Plan may be either Incentive Stock Options or Nonstatutory Stock Options. Under certain circumstances, an Incentive Stock Option may be treated as a Nonstatutory Stock Option. The tax consequences, both to the option holder and to the Corporation, differ depending on whether an Option is an Incentive Stock Option or a Nonstatutory Stock Option.

Nonstatutory Stock Options. Generally, no federal income tax is imposed on the Option holder upon the grant of a Nonstatutory Stock Option. If the Common Shares received by an option holder upon the exercise of a Nonstatutory Stock Option are not subject to certain restrictions in the hands of the Option holder, then the Option holder will be treated as receiving compensation, taxable as ordinary income in the year of exercise. The amount recognized as ordinary income upon such an exercise is the excess of the fair market value of the Common Shares at the time of exercise over the exercise price paid for such Common Shares.

Incentive Stock Options. No federal income tax is imposed on the Option holder upon the grant or exercise of an Incentive Stock Option. The Option holder will recognize no ordinary income for federal income tax purposes upon disposition of Common Shares acquired pursuant to the exercise of an Incentive Stock Option, if the Option holder (i) does not dispose of the Common Shares acquired pursuant to the exercise of an Incentive Stock Option within two years from the date the Option was granted or within one year after the Common Shares were transferred to the Option holder (the “Holding Period”), and (ii) is an employee of either (a) the corporation granting the Option, (b) the parent corporation or a subsidiary corporation of the granting corporation, or (c) a corporation (or the parent corporation or a subsidiary corporation of such corporation) that has assumed such option of another corporation as a result of a corporate reorganization, merger, or similar transaction. Such employment must continue for the entire time from the date the Option was granted until three months before the date of exercise or twelve months before the date of exercise if employment ceases due to permanent and total disability (as defined in Section 22(e)(3) of the Code). If Common Shares received upon exercise of an Incentive Stock Option are disposed of after completion of the Holding Period, any difference between the exercise price paid for such Common Shares and the amount realized on the disposition will be treated as a capital gain or loss. The gain, if any, realized upon such a disposition will be treated as a long-term capital gain. Any loss realized upon such a disposition will be treated as a long-term capital loss. In the case of disposition of Common Shares following expiration of the Holding Period, the Corporation would not be entitled to any deduction in connection with the grant or exercise of the Incentive Stock Option or the disposition of the Common Shares so acquired.

If, however, an Option holder disposes of Common Shares acquired pursuant to the exercise of an Incentive Stock Option before expiration of the Holding Period (a “Disqualifying Disposition”), the Option holder would be treated as having received, at the time of disposition, compensation taxable as ordinary income.

Although the exercise of an Incentive Stock Option does not result in current taxable income, there are implications with regard to the Alternative Minimum Tax (“AMT”). The excess of the fair market value of Common Shares acquired upon exercise of an Incentive Stock Option over the exercise price paid for such Common Shares is an adjustment to AMT income for the Option holder’s taxable year in which such exercise occurs (unless the Common Shares are disposed of in the same taxable year and the amount realized is less than the fair market value of the shares on the date of exercise, in which event the amount included in AMT income will not exceed the amount realized on the disposition over the adjusted basis of the shares).

Stock Appreciation Rights. Upon the exercise of a Stock Appreciation Right, if Common Shares are received in settlement of the Stock Appreciation Right, the fair market value of those shares received is recognized as income for federal income tax purposes at the time of exercise. If a participant receives cash upon the exercise of a Stock Appreciation Right, the amount of cash received is recognized as income for federal income tax purposes at the time of exercise.

Restricted Stock. Generally, the grant of Restricted Stock will not be a taxable event to the participant, and the Corporation will not receive a deduction. Absent an 83(b) election (described below), the participant will be taxed at ordinary income rates when the Restricted Stock vests (an amount equal to the difference between the fair market value of the Restricted Stock on the vesting date and the consideration paid, if any, for the shares), and the Corporation will receive a corresponding deduction. However, the participant may elect to make an 83(b) election not later than 30 days after the grant of the Restricted Stock. An 83(b) election is an election permitted under Section 83(b) of the Code that allows the participant to recognize compensation income on the Restricted Stock at the time of the grant equal to the difference between the fair market value of the Restricted Stock on the date of grant and the amount paid, if any, for the shares. If the participant makes an 83(b) election, the Corporation receives a corresponding deduction at the time of the grant, and the participant is not taxed, nor does the Corporation receive any deduction, upon vesting of the shares.

When the participant sells the shares following vesting, he or she may realize a capital gain if the sales price is greater than his or her basis in the shares. The participant’s basis for this purpose is the fair market value at the time of vesting (if no 83(b) election is made) or at the time of grant (if an 83(b) election is made). The Corporation does not receive a deduction upon disposition of the stock by the participant. If, following vesting, the participant sells the shares and the amount realized is more than the participant’s basis in the stock, the participant will recognize a capital gain. If, following vesting, the participant sells the shares and the amount realized is less than the participant’s basis in the stock, the participant will recognize a capital loss. The capital gain or loss will be either short-term or long-term, depending on the holding period of the shares. The holding period commences upon vesting (if no 83(b) election is made) or upon grant (if an 83(b) election is made).

Restricted Stock Units. In general, a participant who receives a RSU award will not be taxed on receipt of the award; instead, upon vesting (or potentially settlement, depending upon how the RSU is structured), the amount paid to the participant (whether in cash, shares, or a combination thereof) denominated in cash will be taxable as compensation to the participant.

Other Tax Considerations

In the event of a change of control of the Corporation, certain payments in the nature of compensation to certain individuals, if contingent on the change of control, could be nondeductible to the Corporation and subject to an additional 20% tax to the participant. Awards under the 2024 Omnibus Plan that are made, vest, or become payable in connection with a change of control may be required to be taken into account in determining whether these penalties apply.

Some Awards granted under the 2024 Omnibus Plan may be considered non-qualified deferred compensation that is subject to special rules and an additional 20% tax to the participant if not compliant with Section 409A of the Code. The administrator of the 2024 Omnibus Plan intends to design and administer such Awards either to be exempt from or to comply with Section 409A of the Code and avoid the imposition of any additional tax under Section 409A of the Code, but is not required to do so. There is no commitment or guarantee that any federal, state, local, or foreign tax treatment will (or will not) apply or be available to any participant with respect to any Award.

Inapplicability of ERISA

Based on current law and published interpretations, the Corporation does not believe that the 2024 Omnibus Plan is subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended. Notwithstanding the foregoing, the 2024 Omnibus Plan expressly provides that there is no commitment or guarantee that any federal, state, or local tax treatment will (or will not) apply or be available to any person who participates or is eligible to participate in the 2024 Omnibus Plan.

Shareholder Approval

The Amendment to 2024 Omnibus Plan has been adopted and authorized by the Board to be effective the date of the Meeting, or any adjournment or postponement thereof, subject to the approval of shareholders at the Meeting. The 2024 Omnibus Plan will continue until the earlier of termination by the Board or 10 years from June 6, 2024.

Plan Benefits Pursuant to the 2024 Omnibus Plan

The amount of any future benefits that may be received by any one individual or group of individuals pursuant to the 2024 Omnibus Plan is not presently determinable. Such awards are within the discretion of the Compensation Committee, and the Compensation Committee has not determined future awards or who might receive them. As the 2024 Omnibus Plan does not contemplate the amount or timing of specific future equity awards, it is not possible to calculate the amount of subsequent dilution that may ultimately result from such awards.

Potential Dilutive Impact of Plan

As of April 9, 2025, there were 1,513,815 RSUs and 3,917,408 stock options outstanding under the 2024 Omnibus Plan and the Prior Plans, representing in the aggregate 13.7% of the issued and outstanding Common Shares as of such date. If the Amendment to 2024 Omnibus Plan is approved at the Meeting, the 7,904,757 Common Shares that will be reserved for issuance under the 2024 Omnibus Plan and the Prior Plans (which includes 5,431,223 Common Shares underlying the outstanding stock options and outstanding RSUs under the 2024 Omnibus Plan and the Prior Plans as of April 9, 2025) represents 20% of the total issued and outstanding Common Shares as of April 9, 2025, and an effective increase in the number of Common Shares available for issuance as share-based long-term incentives to directors, officers, employees and consultants of the Corporation of 412,351 Common Shares as of April 9, 2025.

At the Meeting, Shareholders will be asked to pass an ordinary resolution to ratify, confirm and approve the Amendment to 2024 Long Term Incentive Plan, the full text of which is set out below (the “Amendment to 2024 Omnibus Plan Resolution”).

Amendment to 2024 Omnibus Plan Resolution

WHEREAS the Board of Directors of Viemed Healthcare, Inc. (the “Corporation”) has determined that adoption of the Amendment to 2024 Long Term Incentive Plan of the Corporation (the “Amendment to 2024 Omnibus Plan”), as more fully set out in the copy of the Amendment to 2024 Omnibus Plan attached hereto as Schedule “A,” is in the Corporation’s and its shareholders’ best interests;

BE IT RESOLVED AS AN ORDINARY RESOLUTION OF THE SHAREHOLDERS THAT:

1.The Amendment to 2024 Omnibus Plan and the reservation for issuance thereunder and under the Prior Plans of 7,904,757 Common Shares (including 1,000,000 Common Shares that may be issued as Incentive Stock Options), are hereby approved, ratified and confirmed.

2.Any officer or director of the Corporation is authorized and directed to execute and deliver, under corporate seal or otherwise, all such documents and instruments and to do all such acts as in the opinion of such officer or director may be necessary or desirable to give effect to this resolution.

The Board recommends a vote “FOR” the approval of the Amendment to 2024 Omnibus Plan Resolution.

The approval of the Amendment to 2024 Omnibus Plan Resolution requires the affirmative vote of the majority of the votes cast at the Meeting. Broker non-votes and abstentions are not relevant to and will have no effect on this proposal regarding approval of the Amendment to 2024 Omnibus Plan Resolution.

(v) Advisory Vote on Executive Compensation

We are providing Shareholders the opportunity to cast an advisory (non-binding) vote to approve the compensation of our named executive officers (“NEOs”) as disclosed in this Circular, commonly referred to as the “say-on-pay” vote, as required pursuant to Section 14A of the Exchange Act.

As described in the Compensation Discussion and Analysis (“CD&A”) section of this Circular, our compensation arrangements for our NEOs effectively aligns the interests of our executives with those of our shareholders, motivates performance, and attracts and retains the talent necessary to achieve our strategic objectives. The Board and Compensation Committee believe that our executive compensation program is tied to performance, aligns with shareholder interests, and merits shareholder support.

The CD&A section of this Circular provides detailed information about our executive compensation program. The primary objectives of our executive compensation program are to attract and retain highly qualified executives who are critical to our success, to encourage executives to achieve short-term and long-term corporate goals, and to align the interests of our executives with those of our shareholders by linking compensation to the performance of the Corporation and the value of our stock. Compensation under the program was designed to achieve both current and longer term goals of the Corporation and to optimize returns to our shareholders.

Because your vote is advisory, it will not be binding on the Board or the Compensation Committee. However, the Board and the Compensation Committee will carefully review the voting results. To the extent there is any significant negative vote on this proposal, we may consult directly with Shareholders to better understand the concerns that influenced the vote.

At the Meeting, Shareholders will be asked to pass an ordinary resolution to approve the compensation of the NEOs, the full text of which is set out below (the “Say-on-Pay Resolution”).

Say-on-Pay Resolution

BE IT RESOLVED AS AN ORDINARY RESOLUTION OF THE SHAREHOLDERS THAT, the compensation of the Corporation’s named executive officers, as disclosed in this Circular pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation discussion and analysis, the compensation tables and any related material disclosed in this Circular, is hereby approved.

The Board recommends a vote “FOR” the approval of the Say-on-Pay Resolution.

The approval of the Say-on-Pay Resolution requires the affirmative vote of the majority of the votes cast at the Meeting. Broker non-votes and abstentions are not relevant to and will have no effect on this proposal regarding approval of the Say-on-Pay Resolution.

(vi) Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation

We are providing Shareholders the opportunity to cast an advisory (non-binding) vote on the frequency of future advisory votes to approve the compensation of our NEOs, as required pursuant to Section 14A of the Exchange Act.

This proposal gives Shareholders the opportunity to express their views as to whether future “say-on-pay” votes should occur every one, two or three years. Because your vote is advisory, it will not be binding on the Board. However, the Board will carefully consider the outcome of the frequency vote and other communications from Shareholders when making future decisions regarding the frequency of “say-on-pay” votes.

After thoughtful evaluation, the Board believes that holding an advisory vote to approve executive compensation every year provides shareholders with the most consistent and timely opportunity to provide input on our compensation practices.

The Board recommends a vote for the option of “1 Year” as the preferred frequency of future advisory votes on the compensation of our NEOs.

The alternative “1 Year,” “2 Years,” or “3 Years” receiving the greatest number of votes cast at the Meeting, a plurality, will be the Shareholders’ non-binding choice as to the frequency of future advisory votes to approve the compensation of our NEOs. Broker non-votes and abstentions are not relevant to and will have no effect on this proposal.

11.    CORPORATE GOVERNANCE DISCLOSURE

Set forth below is a description of the Corporation’s current corporate governance practices, as prescribed by Form 58-101F1, which is attached to National Instrument 58-101 – Disclosure of Corporate Governance Practices (“NI 58-101”).

Board of Directors and Independence

The Board has determined that Randy Dobbs (Chairman), Nitin Kaushal, Timothy Smokoff and Sabrina Heltz, current and prospective members of the Board, and Bruce Greenstein, a former member of the Board, are and were independent as such term is defined in NI 58-101, and are and were independent in accordance with the listing standards of NASDAQ.

The Board has determined that Casey Hoyt, W. Todd Zehnder and William Frazier, current and prospective members of the Board, are not independent as such term is defined in NI 58-101 and are not independent in accordance with the listing standards of NASDAQ, as they are executive officers (as such term is defined in NI 51-102) and employees of the Corporation. Accordingly, a majority of the current and prospective members of the Board are independent.

Board Leadership Structure

Our Board is led by Randy Dobbs, the Corporation’s independent Chairman of the Board. The Board believes that this leadership structure, which separates the Chairman and Chief Executive Officer roles, is appropriate at this time. The Board believes its current leadership structure best serves the objectives of the Board’s oversight of management, the Board’s ability to carry out its roles and responsibilities on behalf of the Corporation’s shareholders and the Corporation’s overall corporate governance.

All of the members of the Audit Committee, Compensation Committee and CG&N Committee are independent as further described below. The independent directors have the opportunity, at their discretion, to hold ad hoc meetings that are not attended by management and non-independent directors.

The Board believes that adequate structures and processes are in place to facilitate the functioning of the Board independently of the Corporation’s management. The independent directors met together without management present four times during 2024. The regularly scheduled Board committee meetings give the independent directors the opportunity for open and frank discussions on all matters they consider relevant, including an assessment of their own performance. In addition, the Audit Committee meets periodically with the Corporation’s auditors without management present. Accordingly, the Board believes that there is adequate leadership by the independent directors.

Meetings of Independent Directors

The independent directors of the Board may, upon request, meet in executive session at any meeting of the Board. The independent directors generally meet in executive sessions without management present during their regularly scheduled board meetings, and on an as-needed basis during special meetings. During 2024, the independent directors held executive sessions at each of the four regularly-scheduled Board meetings in January, May, August and November.

Board’s Role in Risk Oversight

The Board oversees the Corporation’s enterprise risk management and, with the assistance of the Corporation’s senior management, is actively involved in the oversight of risks that could affect the Corporation. This oversight includes reviewing and approving the Corporation’s operating plans, while considering any risks that could impact operating results and evaluating the structure and operation of the Corporation’s various departments and functions. Additionally, the Board reviews and approves specific transactions and initiatives, including related risk analyses and mitigation plans.

Enterprise risk management is considered a strategic activity within the Corporation, with executive management being responsible for managing risk and the Board participating in the oversight of this process. The Board’s oversight responsibility is facilitated by senior management reporting processes designed to provide the Board with visibility into the identification, assessment, and management of critical risks, including strategic, operational, financial, reporting, compliance, and other risks.

The Audit Committee enhances the Board’s oversight of risk management by discussing with senior management, the Corporation’s independent financial auditor, and Corporation’s independent internal auditor those Corporation policies that relate to risk assessment and management, including significant operating and financial risk exposures and the steps senior management has taken to monitor, control, and report such exposures. The Audit Committee also reviews the adequacy and effectiveness of our internal controls regarding accounting and financial matters to address risks associated with our accounting and financial reporting obligations. Additionally, the Audit Committee reviews and approves proposed related party transactions to address certain proposed transactions that inherently have a heightened risk of conflicts of interest, to ensure that such proposed transactions are fair to the Corporation and not inconsistent with the best interests of the Corporation and its shareholders.

The Compensation Committee further enhances the Board’s oversight of risk management by evaluating the risks associated with the Corporation’s compensation policies and practices, including considerations of the counterbalance of risk-taking incentives and risk-mitigating factors in our compensation policies and practices. This includes a thorough review of incentive structures to confirm they align with the Corporation’s risk management objectives and do not incentivize behaviors that could lead to undue risk exposure. The Committee also assesses the relationship between risk management policies and compensation to ensure a balanced approach that supports the Corporation’s long-term strategic goals. Based on the results of the Compensation Committee’s risk assessment, management has concluded that our current compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on the Corporation. Our management also believes that our incentive compensation arrangements do not encourage risk-taking beyond the Corporation’s ability to effectively identify and manage significant risks, are compatible with effective internal controls and our risk management practices, and are supported by the oversight and administration of the Compensation Committee with regard to executive compensation programs.

The CG&N Committee oversees enterprise risks related to corporate governance and information security. The CG&N Committee receives regular updates from the Corporation’s Chief Information Security Officer concerning our information security and cyber risk strategy, cyber defense initiatives, cyber event preparedness, and cybersecurity risk assessments. The CG&N Committee also oversees the Corporation’s consultation with outside parties with an expertise in cybersecurity that we engage and retain to review and assess our information security program, and to perform periodic penetration tests against our information networks. Our information security program employs a wide variety of processes and technologies that are intended to secure our operations and proprietary information and to protect our networks, systems, data, and facilities from attacks or unauthorized access. We also provide regular education and training to our employees and contractors on cybersecurity and the protection of our information systems in order to mitigate risk associated with protection against threats to the confidentiality, availability, and integrity of our data and information systems.

The Corporation’s senior management regularly reports to the full Board and, as appropriate, to the committees of the Board regarding enterprise risks that the Corporation must mitigate and manage.

Meeting Attendance

During 2024, there were four meetings of the Board, five meetings of the Audit Committee, four meetings of the Compensation Committee, and four meetings of the CG&N Committee. The attendance by directors for meetings of the Board and Board committees held during the fiscal year ended December 31, 2024, was as follows:

Name	Board Meetings	Audit Committee Meetings	Compensation Committee Meetings	CG&N Committee Meetings
Casey Hoyt	4/4	N/A	N/A	N/A
W. Todd Zehnder	4/4	N/A	N/A	N/A
William Frazier	4/4	N/A	N/A	N/A
Randy Dobbs	4/4	5/5	4/4	N/A
Nitin Kaushal	4/4	5/5	N/A	N/A
Timothy Smokoff	4/4	N/A	4/4	4/4
Bruce Greenstein(1)	4/4	5/5	N/A	4/4
Sabrina Heltz	3/4	N/A	3/4	4/4

(1)Mr. Greenstein resigned from the Board effective April 14, 2025.

Although the Corporation does not have a formal policy with respect to Board members’ attendance at annual and special meetings of Shareholders, the Corporation does encourage Board members to attend. Casey Hoyt and Todd Zehnder attended last year’s annual meeting.

Directorships

Except as set out in the table below, no directors and prospective directors of the Corporation are presently directors of other entities that are reporting issuers (or the equivalent) in Canada and the United States.

Board Member	Directorship of Other Reporting Issuers
Nitin Kaushal	High Tide Inc. (NASDAQ: HITI) (TSXV: HITI) (FSE: 2LYA)
Everyday People Financial Corp. (TSXV: EPF)
Synergy CHC Corp. (NASDAQ: SNYR)

Board Mandate

The Board does not have a written mandate; however it operates through the leadership of an independent Chairman and three committees of the Board made up of independent directors.

Position Descriptions

The Board has not adopted a written description for the Chairman of the Board and the Chair of each Board committee. The Chairman of the Board is responsible for the administration, development and efficient operation of the Board. The Chairman assists the Chief Executive Officer in overseeing the operational aspects involved in managing the Corporation. In addition, the Chair ensures that the Board adequately discharges its mandate and that the Board’s responsibilities and lines of delineation between the Board and management are well understood by the directors. The Chair of each committee is to manage efficiently his or her respective committee. Each committee Chair must ensure that the committee adequately discharges its mandate pursuant to its written charter. Committee Chairs must report regularly to the Board on the business of their committee.

The Board and the Chief Executive Officer have not developed a written position description for the Chief Executive Officer. The Board expects the Chief Executive Officer and the Corporation’s senior management team to be responsible for the management of the Corporation’s strategic and operational agenda and for the execution of the decisions of the Board.

Orientation and Continuing Education

Pursuant to the orientation program put in place by the CG&N Committee, each new director of the Corporation attends a comprehensive orientation session during which they are provided with product demonstrations and an education as to the nature and operation of the Corporation and its business, and members of senior management from each functional area within the Corporation present on wide-ranging topics concerning the Corporation, including regarding its corporate structure and financial and legal matters. The CG&N Committee is also responsible for coordinating the continuing education program for directors in order to maintain or enhance their skills and abilities as directors, as well as ensuring that their knowledge and understanding of the Corporation and its business remains current. Internal personnel regularly make presentations to the Board on relevant and material topics.

Directors are encouraged to communicate with management, auditors and technical consultants and to keep themselves current with industry trends and developments and changes in legislation with management’s assistance. Directors have full access to the Corporation’s records.

Ethical Business Conduct

The Board maintains that the Corporation must conduct, and be seen to conduct, its business dealings in accordance with all applicable laws and the highest ethical standards.

The Board has adopted a Code of Business Conduct and Ethics that applies to our directors, officers and employees. Our Code of Business Conduct and Ethics has been filed under the Corporation’s profile on SEDAR+ at www.sedarplus.ca and is available on the corporate governance section of Corporation’s website (which is a subsection of the investor relations section of Corporation’s website) at the following address: www.viemed.com/investors. The Corporation intends to disclose on its website any amendments or waivers to the Code that are required to be disclosed by SEC rules.

The Corporation’s reputation for honesty and integrity amongst its shareholders and other stakeholders will be key to the success of its business. No employee or director will be permitted to achieve results through violation of laws or regulations, or through unscrupulous dealings.

Any director with a conflict of interest or who is capable of being perceived as being in conflict of interest with respect to the Corporation must abstain from discussion and voting by the Board or any committee of the Board on any motion to recommend or approve the relevant agreement or transaction. The Board must comply with conflict of interest provisions of the BCBCA.

Nomination of Directors

The CG&N Committee is currently responsible for identifying candidates for election to the Board. The Corporation’s Articles also provide for advance notice of nominations of directors by shareholders of the Corporation at its annual meeting of shareholders. The Corporation does not have a formal policy concerning shareholders nominations of individuals to stand for election to the Board, other than the provisions contained in the Corporation’s Articles. Since the Corporation’s spin out from PHM, the Corporation has not received any recommendations from shareholders requesting that the Board consider a candidate for inclusion among the slate of nominees in any year, and therefore the Corporation believes that no formal policy, in addition to the provisions contained in the Corporation’s Articles, concerning shareholders recommendations is needed. For further information regarding the Board nomination procedures under the Corporation’s Articles, see “Business of the Meeting – Election of Directors” above and “Shareholder Proposals – Advance Notice Provisions” below.

The CG&N Committee is responsible for periodically reviewing the size of the Board, with a view to determining the impact of the number of directors on the effectiveness of the Board, and identifying potential nominees to the Board, reviewing their qualifications and experience, determining their independence as required under all applicable corporate and securities laws, and recommending to the Board the nominees for consideration by, and presentation to, the shareholders at the Corporation’s next annual meeting of shareholders. In making its recommendations, the CG&N Committee applies the standards established in the CG&N Committee Charter and considers the competencies and skills that the Board considers to be necessary for the Board as a whole to possess, the competencies and skills that the Board considers each existing director to possess, and the competencies and skills each new nominee will bring to the boardroom. The CG&N Committee also considers the amount of time and resources that nominees have available to fulfill their duties as Board members or committee members.

While the Board has not adopted a written policy concerning Board diversity, the Board believes that diversity along multiple dimensions, including gender, race, ethnicity and professional expertise and experience, is important in providing the necessary range of perspectives required to achieve desired objectives. For example, the Board recognizes that gender diversity is a significant aspect of diversity and acknowledges the important contributions that women with the right competencies and skills can make to the diversity of perspective in the boardroom. Accordingly, in order to promote the specific objective of gender diversity, the selection process for Board appointees/nominees by the Corporation will continue the pursuit of potential female candidates and if, at the end of the selection process, no female candidates are selected, the Board must be satisfied that there are objective reasons to support this determination.

On an annual basis, the CG&N Committee will assess the effectiveness of the Board’s appointment/nomination process at achieving diversity and consider and, if determined advisable, recommend to the Board for adoption measurable objectives for achieving diversity on the Board. At this time, the Corporation has not adopted targets regarding diversity representation on the Board, as the Board believes that arbitrary targets are not in the best interests of the Corporation or its shareholders. The Board is committed to nominating the best individuals to be elected as directors.

The CG&N Committee is also responsible for periodically examining and making recommendations to the Board in relation to mechanisms of Board renewal. The Corporation currently does not have any policies imposing a term or retirement age limit in connection with individuals nominated for election as directors, as the CG&N Committee and the Board believe that such arbitrary limits are not in the best interests of the Corporation or its shareholders. It is the Board’s intention to strive to achieve a balance between the desirability to have a depth of institutional experience from its members on the one hand, and the need for renewal and new perspectives on the other hand.

Board Committees

There were three standing committees of the Board during 2024: the Audit Committee, the Compensation Committee and the CG&N Committee. Written charters for each of the Audit Committee, Compensation Committee and CG&N Committee are available on the corporate governance section of the Corporation’s website (which is a subsection of the investor relations section of Corporation’s website) at the following address: www.viemed.com/investors.

Audit Committee

The Audit Committee is a standing committee appointed by the Board. The members of the audit committee of the Board (the “Audit Committee”) are Nitin Kaushal (Chair), Randy Dobbs, and Sabrina Heltz. Bruce Greenstein was a member of the Audit Committee prior to his resignation effective April 14, 2025. All of the members of the Audit Committee are independent and financially literate, as such terms are defined in National Instrument 52-110 – Audit Committees (“NI 52-110”). Each member of the Audit Committee is an independent director within the meaning of the rules of NASDAQ and meets the standards for independence required by U.S. securities law applicable to public companies, including Rule 10A-3 of the Exchange Act, with respect to Audit Committee members. Information concerning the relevant education and experience of the Audit Committee members can be found in “Business of the Meeting - Election of Directors” in this Circular.

In addition, the Board has determined that Nitin Kaushal is qualified as an audit committee financial expert under the SEC’s rules and regulations and that each member of the Audit Committee has the requisite accounting and related financial management expertise under NASDAQ rules.

The Audit Committee operates under the Charter of the Audit Committee, pursuant to which the Audit Committee assists the Board in fulfilling its oversight responsibilities with respect to the following: financial reporting and disclosure; ensuring that an effective risk management and financial control framework has been designed, implemented and tested by management of the Corporation; external audit processes; assisting the Board meet its responsibilities; providing better communication between the Board and external auditors; enhancing the independence of the external auditors; increasing the credibility and objectivity of financial reports; and strengthening the role of the Board by facilitating in-depth discussions among the Board, management and the external auditors regarding significant issues involving judgment and impacting quality controls and reporting.

Corporate Governance and Nominating Committee

The CG&N Committee is a standing committee appointed by the Board. The members of the corporate governance and nominating committee of the Board (the “CG&N Committee”) are Sabrina Heltz (Chair), Nitin Kaushal and Timothy Smokoff. Bruce Greenstein was Chair of the CG&N Committee prior to his resignation effective April 14, 2025. All of the members of the

CG&N Committee are independent, as such term is defined in NI 52-110. Each member of the CG&N Committee is an independent director within the meaning of NASDAQ rules.

The CG&N Committee will act on behalf of and subject to the direction of the Board in all matters pertaining to corporate governance issues and new director nominees, as well as the size and composition of the Board and Board committees. The CG&N Committee operates under the Charter of the CG&N Committee pursuant to which the CG&N Committee will: develop and enforce policy in the area of corporate governance and the practices of the Board in light of the Corporation’s particular circumstances, the changing needs of investors and the Corporation and changes in corporate governance guidelines; prepare and recommend to the Board annually a statement of corporate governance practices to be included in the Corporation’s management information and proxy circular and ensure that such disclosure is complete and provided in accordance with the regulatory requirements; monitor developments in the area of corporate governance and the practices of the Board and advise the Board accordingly; develop, implement and maintain appropriate policies with respect to disclosure, confidentiality and insider trading; adopt a process for determining what competencies and skills the Board as a whole should have, and apply this result to the recruitment process for new directors; in consultation with the Chairman of the Board and the Chief Executive Officer, identify individuals qualified to become new Board members and recommend to the Board the new director nominees for the next annual meeting of shareholders; recognize that shareholding by directors is appropriate in aligning director and shareholder interests; annually review credentials of existing Board members to assess suitability for re-election; establish procedures for, and approve and ensure provision of, an appropriate orientation and education program for new recruits to the Board and continuing education for Board members; consider and, if thought fit (and after obtaining the consent of the Chairman of the Board, which consent may not be unreasonably withheld), approve requests from individual directors for an engagement of special outside advisors at the expense of the Corporation; review, on a periodic basis, the size and composition of the Board and Board committees and make appropriate recommendations to the Board; provide oversight for all matters related to the security of and risks related to information technology systems and procedures; consider and review, at least annually, with the Corporation’s senior information technology management person, the General Counsel, and any other persons as may be selected by the CG&N Committee, the adequacy and effectiveness of the Corporation’s monitoring of and system of internal controls over cybersecurity matters, including data and privacy protection policies and programs; discuss with the Corporation’s senior information technology management person any material cybersecurity incidents or matters that have come to management’s attention during the conduct of their assessments; establish a policy for reporting material cybersecurity incidents or matters directly and promptly to the CG&N Committee; advise management on responses to material cybersecurity incidents or matters, including, as necessary, the engagement of third-party advisors and consultants; monitor developments in the area of environmental, social and governance (“ESG”) and advise the Board accordingly; coordinate with the Chair of the Audit Committee to determine what disclosures the Corporation may be required or may choose to make with respect to ESG matters; and oversee the Corporation’s engagement efforts with shareholders and other key stakeholders, including proxy advisory firms, non-governmental organizations, and governance ratings agencies.

Compensation Committee

The Compensation Committee is a standing committee appointed by the Board. The members of the compensation committee of the Board (the “Compensation Committee”) are Timothy Smokoff (Chair), Sabrina Heltz, and Randy Dobbs. Each member of the Compensation Committee is an independent director within the meaning of NASDAQ rules and meets the standards for independence required by U.S. securities law applicable to public companies, including Rule 10C-1 of the Exchange Act with respect to Compensation Committee members.

The Board has adopted a written charter for the Compensation Committee setting out its responsibilities for compensation matters, as described in the Executive Compensation; Compensation Discussion & Analysis; Compensation Governance section below.

Audit Committee Report

The Audit Committee reviewed and discussed the Corporation’s audited consolidated financial statements as of and for the year ended December 31, 2024, with management and the Corporation’s independent registered public accounting firm. The Audit Committee also discussed with the Corporation’s independent registered public accounting firm the matters that are required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC.

The Audit Committee has received the written disclosures and the letter from the Corporation’s independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence. The Audit Committee has reviewed and approved the amount of fees paid to Ernst & Young LLP for audit and non-audit services and has concluded that the provision of services by Ernst & Young LLP is compatible with the maintenance of Ernst & Young LLP’s independence.

Based on the above-mentioned review and discussions with management and the independent registered public accounting firm, and subject to the limitations on the Audit Committee’s role and responsibilities described above and in the Audit Committee Charter, the Audit Committee recommended to the Board of Directors that the Corporation’s audited consolidated financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2024, for filing with the SEC.

Submitted on behalf of the Audit Committee
Nitin Kaushal, Chair
Randy Dobbs
Bruce Greenstein

Assessments

The CG&N Committee, in consultation with the Chairman of the Board, is responsible for ensuring that an appropriate system is in place to evaluate the effectiveness of the Board, the Board committees and individual directors, with a view to ensuring that they are fulfilling their respective responsibilities and duties and working effectively together as a unit.

The CG&N Committee informally monitors director performance throughout the year (noting particularly any directors who have had a change in their primary job responsibilities or who have assumed additional directorships since their last assessment) to ensure that the Board, the Board committees and individual directors are performing effectively. From time to time the CG&N Committee may also choose to complete a formal assessment process consisting of completion of a written survey by each member of the Board, on request, conducting one-on-one discussions in order to assess such matters as the composition of the Board, the conduct of and agendas for meetings of the Board and its committees, and the role and impact of the Board. The results of such surveys and interviews are then summarized to identify strengths, opportunities and further suggestions with respect to each area of discussion and the Chairman of the Board is to report on such summary to the GN&C Committee and to the rest of the Board.

Communications with the Board of Directors

Shareholders may communicate with the Board, any of the Board committees, non-employee directors as a group and individual directors by submitting their communications in writing to Viemed Healthcare, Inc., 625 E. Kaliste Saloom Rd., Lafayette, Louisiana 70508, Attn: Corporate Secretary. Any communication must contain the following:

•a representation that the shareholder is a holder of record of the Corporation’s capital stock;
•the name and address, as they appear on the Corporation’s books, of the shareholder sending the communication; and
•the number of shares of the Corporation’s capital stock that are beneficially owned by such shareholder.

The Corporation’s Corporate Secretary will distribute such communications to the intended recipient upon receipt, unless the communication is unduly hostile, threatening, illegal or otherwise inappropriate, in which case the Corporate Secretary has the authority to discard the communication or to take appropriate legal action regarding the communication.

Insider Trading Policy

The Corporation has adopted an Insider Trading Policy that governs transactions in the Corporation’s securities by the Corporation’s directors, officers and employees, and the Corporation itself, that we believe is reasonably designed to promote compliance with all applicable insider trading laws, rules and regulations and any applicable listing standards. Our Insider Trading Policy prohibits all directors, officers, employees, and consultants (including family members of any such persons and others who reside in the same household as such persons) from purchasing or selling securities of the Corporation while in possession of material non-public information and prohibits certain transactions in the Corporation’s securities during prescribed black-out periods. The Policy also restricts engaging in short-term trading, short sales, options trading, trading on margin, pledging, or hedging transactions involving securities of the Corporation.

Clawback Policy

In 2023, the Corporation adopted a clawback policy as required by Rule 10D-1 of the Exchange Act and the NASDAQ listing standards adopted pursuant to Rule 10D-1. The Corporation’s clawback policy requires the clawback of erroneously paid incentive-based compensation paid to current and former executive officers in the event of a restatement of the Corporation’s financial statements (without regard to the fault of the executive). Restatements that trigger such recoupment include restatements due to material noncompliance with any financial reporting requirement applicable to the Corporation under the federal securities laws, including required restatements to correct an error in previously issued financial statements that is material to the previously issued financial statements or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period. Except in very limited circumstances, in the event of such a restatement, the clawback policy requires the recoupment of incentive-based compensation paid to the executive officer in excess of the amount that would have been paid if the amount of such incentive-based compensation had been based on the restated financial statements.

12.    EXECUTIVE COMPENSATION

Executive Officers

Set forth below is a brief description of the business experience of each of our executive officers, with the exception of Casey Hoyt and W. Todd Zehnder, whose biographies are listed above with the directors’ biographies.

Executive Officer: Michael Moore
Position: President
Age: 47

Present positions and offices with the Corporation, principal occupations during the past five years:

Mr. Moore has served as President of the Corporation since December 2017. Mr. Moore co-founded the Sleepco Subsidiaries in 2006, which were sold to PHM in May 2015. After selling the Sleepco Subsidiaries to PHM, Mr. Moore became the President of PHM and in March 2016 its Interim CFO. Prior to serving as the Corporation’s President, Mr. Moore acted as Managing Director, Disease Management of PHM from May 2015 until December 2017. After completing his degree as a Respiratory Therapist from the California College of Health Science, Mr. Moore began his career as a Respiratory Therapist and later transitioned to Account Executive, with organizations such as Praxair and Home Care Supply, where he continually exceeded sales goals and finished in the top 5 nationally of all Account Executives. Mr. Moore’s experience as a clinician, as well as his knowledge of healthcare trends, played a key role in formulating the strategy that has enabled the business of the Sleepco Subsidiaries to become the diverse respiratory-focused business that it is today.

Executive Officer: Trae Fitzgerald
Position: Chief Financial Officer
Age: 37

Present positions and offices with the Corporation, principal occupations during the past five years:

Mr. Fitzgerald has served as the Chief Financial Officer of Corporation since December 2017. Previously, Mr. Fitzgerald served as finance manager and corporate controller of PHM from January 2015 until December 2017. Prior to joining PHM, Mr. Fitzgerald spent two years serving in a finance, budgeting, and financial reporting role for PetroQuest Energy, Inc., a then NYSE listed company, from April 2013 to January 2015. Mr. Fitzgerald graduated Summa Cum Laude with a Bachelor of Science Degree in Accounting and Masters of Business Administration from the University of Louisiana at Lafayette. He is a Certified Public Accountant, registered in the state of Louisiana with over six years of public accounting experience, three years of which were spent with Ernst & Young’s Houston, Texas office, where he provided audit services to a variety of industries ranging from professional sports to alternative energy.

Executive Officer: Jerome Cambre
Position: Vice President of Sales
Age: 54

Present positions and offices with the Corporation, principal occupations during the past five years:

Mr. Cambre has served as the Vice President of Sales of Corporation since March 2018. Previously, Mr. Cambre served as the National Sales Trainer of the Corporation from March 2017 to March 2018, as the Director of Clinical Sales of Sleep Management, LLC from March 2016 to March 2017 and as a Patient Care Coordinator of Sleep Management, LLC from October 2015 to 2016. Prior to that, Mr. Cambre was a sales representative at Sleep Management, LLC from November 2013. Mr. Cambre graduated with a Bachelor of Science Degree in Psychology from Louisiana State University. He also holds an Associate of Science Degree in Cardiopulmonary Science from Our Lady of the Lake College.

Executive Officer: Jeremy Trahan
Position: General Counsel and Corporate Secretary
Age: 55

Present positions and offices with the Corporation, principal occupations during the past five years:

Mr. Trahan served as the Chief Legal Officer of the Corporation from August 2022 through May 2024 and has served as the General Counsel and Corporate Secretary of the Corporation since May 2024. Previously, he served as Associate General Counsel and then as Vice President of Legal Affairs of LHC Group, Inc. from January 2014 to August 2022, and as an Associate and then as Partner with the law firm of Thompson Hine LLP from September 1996 to January 2014. Mr. Trahan graduated with a Bachelor of Science Degree in Accounting from the University of Louisiana at Lafayette in December 1991, and a Juris Doctorate from the University of Notre Dame in May 1996. He is a Certified Public Accountant (inactive), registered in the state of Louisiana.

Performance Graph

The following graph compares the total cumulative return on funds invested in Common Shares of the Corporation, compared to the total cumulative return of (i) the cumulative total return of the Russell 2000 Index and (ii) the cumulative total return of the S&P Healthcare Services Select Industry Index, in each case, for the period from December 31, 2019 to December 31, 2024:

$200
$175
$150
$125
$100
$75
$50
Value of $100 Investment
Dec 31, 2019
Dec 31, 2020
Dec 31, 2021
Dec 31, 2022
Dec 31, 2023
Dec 31, 2024
Viemed Healthcare, Inc.
Russell 2000 Index
S&P Healthcare Services Select Industry Index

	Dec 31, 2019	Dec 31, 2020	Dec 31, 2021	Dec 31, 2022	Dec 31, 2023	Dec 31, 2024
Viemed Healthcare, Inc.	$100	$125	$84	$122	$127	$129
Russell 2000 Index	$100	$118	$135	$106	$121	$140
S&P Healthcare Services Select Industry Index	$100	$133	$146	$116	$122	$123

Over this period, the Corporation’s share price increased by 29% and has outperformed the S&P Healthcare Services Select Industry Index, which increased by 23%. As shown in the Summary Compensation Table below, during the same period, total compensation received by the NEOs increased consistently with this trend. The Board considers the Corporation’s performance (including share price) in its compensation decision-making. Based on the growth and results of the Corporation over this period and the return to the Corporation's shareholders, the Board believes there is alignment between the compensation of the NEOs and the return to the Corporation's shareholders. In addition, as approximately 37.7% - 51.0% of the aggregate target total direct compensation of the NEOs in 2024 was security-based compensation (i.e., the grant date fair value of RSUs and options), in the medium to long-term, the realized compensation of the NEOs will be directly and meaningfully impacted by the market value of the Common Shares of the Corporation.

Compensation Committee Interlocks and Insider Participation

During the 2024 fiscal year, the Compensation Committee was comprised of Timothy Smokoff (Chair), Sabrina Heltz, and Randy Dobbs. None of our Compensation Committee members were officers or employees of the Corporation during the fiscal year, nor had they previously held such positions within the Corporation. Additionally, throughout fiscal 2024, none of our executive officers served on the board of directors or compensation committee (or any equivalent committee) of another entity that had one or more executive officers of such entity serving on our Board or Compensation Committee. Furthermore, during fiscal 2024, no other relationships existed amongst our executive officers or Board members and other entities requiring disclosure under applicable securities regulations, aside from those disclosed in this Circular.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis included in this Circular with the Corporation’s management. Based on this review and discussions and such other matters deemed relevant and appropriate by the Committee, the Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Circular.

Submitted on Behalf of the Compensation Committee
Timothy Smokoff (Chair)
Sabrina Heltz
Randy Dobbs

Compensation Discussion & Analysis

Executive Summary

The Compensation Committee is responsible for overseeing the Corporation's executive compensation program. This Compensation Discussion & Analysis (“CD&A”) discusses the compensation awarded to, earned by, or paid to our NEOs during the fiscal year ended December 31, 2024. The NEOs include our Chief Executive Officer (CEO), Chief Financial Officer (CFO), and the three most highly compensated executive officers other than the CEO and CFO.

The primary objectives of our executive compensation program are to attract and retain highly qualified executives who are critical to our success, to encourage executives to achieve short-term and long-term corporate goals, and to align the interests of our executives with those of our shareholders by linking compensation to the performance of the Corporation and the value of our stock. Our executive compensation program consists of several key elements: base salary, annual cash incentives, long-term equity incentives, and benefits and perquisites. Base salary provides a fixed level of compensation that reflects the executive's role, responsibilities, experience, and performance. Annual cash incentives reward executives for achieving specific annual financial and operational goals. Long-term equity incentives align executives' interests with those of our shareholders by providing equity-based compensation, including stock options and restricted stock units (RSUs). Benefits and perquisites, including health insurance, retirement plans, and other benefits, complete an overall compensation structure that is competitive with those offered by similar companies.

The Compensation Committee reviews and approves the compensation of our NEOs, considering various factors such as market data, individual and corporate performance, and internal equity. Market data includes compensation levels of executives in similar positions at comparable companies. Performance factors include individual and corporate performance, including financial results and achievement of strategic goals. Internal equity ensures that compensation levels are fair and equitable within the Corporation.

Base salaries for our NEOs are reviewed annually and adjusted based on individual performance, changes in responsibilities, and market competitiveness. In 2024, the Compensation Committee approved the following base salaries for our NEOs: Casey Hoyt, CEO, $541,059; Michael Moore, President, $456,187; W. Todd Zehnder, COO, $456,187; Trae Fitzgerald, CFO, $266,328; and Jeremy Trahan, General Counsel, $292,962. The base salary is chosen to provide a stable income that reflects the executive's role and responsibilities.

Our annual cash incentive program is designed to reward executives for achieving specific financial and operational goals. For 2024, the target bonus opportunities for our NEOs were set as a percentage of their base salaries, with actual payouts based on the achievement of pre-established performance metrics. The performance metrics included adjusted EBITDA, revenue growth, and other corporate goals. These incentives are intended to motivate executives to meet or exceed these targets, thereby driving the Corporation's success. Additionally, the NEOs participate in the company-wide Active Patient Bonus program, which provides a cash incentive for the achievement of targeted active patient growth. This bonus is paid equally to all qualifying employees of the Corporation, fostering a unified effort towards enhancing patient engagement and growth.

Long-term equity incentives are an additional critical component of our executive compensation program that are intended to align our executives' interests with those of our shareholders and to promote long-term value creation. In 2024, we granted RSUs to our NEOs under our equity compensation plans. The following equity awards were granted to our NEOs in 2024: Casey Hoyt, CEO, 119,386 RSUs; Michael Moore, President, 80,527 RSUs; W. Todd Zehnder, COO, 80,527 RSUs; Trae Fitzgerald, CFO, 29,383 RSUs; and Jeremy Trahan, General Counsel, 32,321 RSUs. These RSU awards provide an efficient means of delivering equity-based compensation while preserving the overall capacity of the equity plan and continuing to align executive compensation with shareholder interests. The prescribed equal annual vestings of these awards over three years was determined based on the Corporation's performance and strategic goals.

Our Insider Trading Policy prohibits all directors, officers, employees, and consultants (including family members of any such persons and others who reside in the same household as such persons) from purchasing or selling Corporation securities while in possession of material non-public information and prohibits certain transactions in the Corporation’s securities during prescribed black-out periods. The Policy also restricts engaging in short-term trading, short sales, options trading, trading on margin, pledging, or hedging transactions involving Corporation securities. This Policy is designed to promote ethical conduct and ensure compliance with securities laws, thereby protecting the integrity of the Corporation’s operations and reputation.

We provide our NEOs with a comprehensive benefits and perquisites package, including health insurance, retirement plans, and other benefits. These benefits are designed to be competitive with those offered by similar companies and to support the overall well-being of our NEOs.

The Compensation Committee believes that our executive compensation program effectively aligns the interests of our executives with those of our shareholders, motivates performance, and attracts and retains the talent necessary to achieve our strategic objectives. The Compensation Committee will continue to review and adjust the executive compensation program as necessary to ensure that the program remains competitive and aligned with our goals and the goals of our shareholders. The Committee will also consider the results of the most recent shareholder advisory vote on executive compensation in determining compensation policies and decisions, to ensure that our executive compensation program continues to align with shareholder interests.

The policies for allocating between currently paid out compensation and long-term compensation are designed to balance immediate rewards with incentives for sustained performance. The allocation between cash and non-cash compensation, and among different forms of non-cash compensation, are based on the Corporation's goals and the need to align executive interests with those of shareholders, including the relationship of the award to the achievement of the Corporation's short-term and long-term goals, management's exposure to downside equity performance risk, and the correlation between cost to the Corporation and expected benefits. The determination of when awards are granted, including awards of equity-based compensation, is based on the Corporation's performance and strategic goals.

Specific items of corporate performance taken into account in setting compensation policies and making compensation decisions include adjusted EBITDA, revenue growth, and other corporate goals. Specific forms of compensation are structured and implemented to reflect these items of the Corporation's performance, including whether discretion can be or has been exercised to award compensation absent attainment of the relevant performance goals or to reduce or increase the size of any award or payout. Any particular exercise of discretion is identified and applied to one or more specified executive officers or to all compensation subject to the relevant performance goals. Specific forms of compensation are also structured and implemented to reflect the executive officer's individual performance and/or individual contribution to these items of the Corporation's performance.

For additional details on executive compensation, please refer to the Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table below.

Compensation Governance

The Board established the Compensation Committee as a standing committee of the Board. The Compensation Committee assists the Board in discharging the directors’ oversight responsibilities relating to the compensation and retention of key senior management employees, and in particular the Chief Executive Officer.

The Compensation Committee comprises three (3) directors, Timothy Smokoff (Chair), Randy Dobbs and Sabrina Heltz. Each member of the Compensation Committee is independent as such term is defined in NI 52-110 and in the BCBCA, as well as under NASDAQ rules.

The Compensation Committee operates under the Charter of the Compensation Committee, pursuant to which the Compensation Committee assists the Board in fulfilling its oversight responsibilities with respect to the following: setting policies for senior officers’ remuneration; reviewing and approving, and then recommending to the Board, the salary, bonus and other benefits, direct or indirect, and any change-of-control packages of the Corporation’s Chief Executive Officer; considering the recommendations of the Chief Executive Officer and setting the terms and conditions of employment, including approving the salary, bonus and other benefits, direct or indirect, and any change-of-control packages, of the key executives of the Corporation; undertaking an annual review of the Chief Executive Officer goals for the coming year and reviewing progress in achieving those goals; reviewing compensation of the Board on at least an annual basis; overseeing the administration of the Corporation’s compensation plans, including stock option plans, compensation plans for outside directors, and such other compensation plans or structures as are adopted by the Corporation from time to time; reviewing and approving executive compensation disclosure to be made in the management information and proxy circular prepared in connection with each annual meeting of shareholders of the Corporation; and undertaking, on behalf of the Board, such other compensation initiatives as may be necessary or desirable to contribute to the success of the Corporation and enhance shareholder value. During 2024, the Compensation Committee engaged Arthur J. Gallagher & Co. (“Gallagher”) as its independent compensation consultant in order to assist with the establishment, structuring, and continued evaluation of executive compensation. In compliance with SEC rules, the Compensation Committee has assessed the independence of Gallagher and concluded that no conflict of interest exists that would prevent Gallagher from independently representing the Compensation Committee. Gallagher does not currently provide any services to the Corporation other than the services provided directly to the Compensation Committee. Billing by Gallagher is provided directly to, and approved for payment by, the Compensation Committee.

Summary Compensation Table

The table below sets forth the annual compensation paid by the Corporation during the years ended December 31, 2024, 2023, and 2022 (expressed in U.S. dollars) to our NEOs, which includes our CEO, our CFO, and our next three most highly-compensated executive officers during the year ended December 31, 2024.

Name and Principal Position	Year	Salary(1) ($)	Bonus(2) ($)	Stock Awards(3) ($)	Option-Awards(4) ($)	Nonequity Incentive Plan Compensation(5) ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation(6) ($)	Total(7) ($)
Casey Hoyt	2024	529,543	3,700	1,335,537	—	703,377	—	44,828	2,616,985
Chief Executive Officer and Director	2023	509,277	4,544	1,185,820	—	787,950	—	24,623	2,512,214
	2022	470,000	3,400	656,306	347,842	423,000	—	24,959	1,925,507
Michael Moore	2024	446,477	3,700	900,826	—	593,043	—	69,308	2,013,354
President	2023	429,292	4,544	797,274	—	664,350	—	54,953	1,950,413
	2022	395,000	3,400	441,259	233,868	355,500	—	54,209	1,483,236
W. Todd Zehnder	2024	446,477	3,700	900,826	—	593,043	—	54,929	1,998,975
Chief Operating Officer and Director	2023	429,292	4,544	797,274	—	664,350	—	39,645	1,935,105
	2022	395,000	3,400	441,259	233,868	355,500	—	37,874	1,466,901
Trae Fitzgerald	2024	260,659	3,700	328,695	—	239,695	—	39,429	872,178
Chief Financial Officer	2023	249,395	4,544	283,836	—	258,571	—	30,044	826,390
	2022	225,000	3,400	135,971	83,260	151,875	—	29,300	628,806
Jeremy Trahan(8)	2024	286,726	3,700	361,567	—	263,666	—	31,567	947,226
General Counsel

(1)The amounts shown reflect the total salary amounts earned by each NEO during the respective year. The current annual salaries for the NEOs were established by the Compensation Committee in August 2024 and are disclosed in “Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table - Employment Agreements”.

(2)The amounts shown represent a Corporation-wide active patient bonus.

(3)The amounts shown represent the aggregate grant date fair value of restricted stock awards and Phantom Share Plan awards computed at the date of the grant using the closing stock price on the date of the grant in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in “Note 8 - Shareholders’ Equity” to our audited financial statements for the fiscal years ended December 31, 2024 and 2023 included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as filed with the SEC and on SEDAR+ on March 10, 2025.

(4)The amounts shown represent the aggregate grant date fair value for option awards computed in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in “Note 8 - Shareholders’ Equity” to our audited financial statements for the fiscal years ended December 31, 2024 and 2023 included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as filed with the SEC and on SEDAR+ on March 10, 2025.

(5)Reflects compensation under the Cash Bonus Plan (as defined below). None of the NEOs received compensation from a non-equity incentive plan related to a period longer than one year.

(6)Amounts paid in 2024 to each NEO represent $13,800 in matching contributions made by the Corporation under its 401(k) plan for each of Mr. Moore, Mr. Zehnder and Mr. Fitzgerald, and $13,488 for Mr. Trahan; $18,009 in medical insurance premiums for each of Mr. Moore, Mr. Zehnder, Mr. Fitzgerald and Mr. Trahan, and $16,237 for Mr. Hoyt; $10,750 in life insurance premiums for Mr. Hoyt, $10,649 for Mr. Moore and $70 for each of Mr. Zehnder, Mr. Fitzgerald and Mr. Trahan; $17,841 in auto allowances for Mr. Hoyt, $25,650 for Mr. Moore, $21,850 for Mr. Zehnder and $6,350 for Mr. Fitzgerald; and $1,200 in cell phone allowance for each of Mr. Moore, Mr. Zehnder and Mr. Fitzgerald.

(7)None of the NEOs received any compensation related to a defined benefit plan.

(8)Mr. Trahan was not an NEO of the Corporation in the years ended December 31, 2023 and 2022.

Grants of Plan-Based Awards Table

The following table sets forth certain information with respect to possible payouts to the NEOs under our 2024 Cash Bonus Plan and grants of plan-based awards to our NEOs during the year ended December 31, 2024:

			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock of Units	Grant Date Fair Value of Stock and Option Awards(2)
Name	Plan Type	Grant Date	Threshold ($)	Target ($)	Max ($)	Threshold ($)	Target ($)	Max ($)
Casey Hoyt Chief Executive Officer and Director	2020 LTIP	1/29/2024	—	—	—	—	—	—	119,386	$1,001,649
	Phantom Share Plan	1/29/2024	—	—	—	—	—	—	39,796	$333,888
	Cash Bonus Plan	2024	—	$541,059	$811,589	—	—	—	—	—
Michael Moore President	2020 LTIP	1/29/2024	—	—	—	—	—	—	80,527	$675,622
	Phantom Share Plan	1/29/2024	—	—	—	—	—	—	26,842	$225,204
	Cash Bonus Plan	2024	—	$456,187	$684,281	—	—	—	—	—
W. Todd Zehnder Chief Operating Officer and Director	2020 LTIP	1/29/2024	—	—	—	—	—	—	80,527	$675,622
	Phantom Share Plan	1/29/2024	—	—	—	—	—	—	26,842	$225,204
	Cash Bonus Plan	2024	—	$456,187	$684,281	—	—	—	—	—
Trae Fitzgerald Chief Financial Officer	2020 LTIP	1/29/2024	—	—	—	—	—	—	29,383	$246,523
	Phantom Share Plan	1/29/2024	—	—	—	—	—	—	9,794	$82,172
	Cash Bonus Plan	2024	—	$199,746	$266,328	—	—	—	—	—
Jeremy Trahan General Counsel	2020 LTIP	1/29/2024	—	—	—	—	—	—	32,321	$271,173
	Phantom Share Plan	1/29/2024	—	—	—	—	—	—	10,774	$90,394
	Cash Bonus Plan	2024	—	$219,722	$292,962	—	—	—	—	—

(1)Amounts shown in this column represent the possible cash payout amounts under the 2024 Cash Bonus Plan. The actual cash bonus payout amounts approved by the Compensation Committee are disclosed in the Summary Compensation Table in the “Non-Equity Incentive Plan Compensation” column.

(2)Amounts represent the grant date fair value of the awards determined in accordance with FASB ASC Topic 718.

Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table

Base Salary. Base salaries of our executive officers are generally set at levels deemed necessary to attract and retain individuals with superior talent commensurate with their relative expertise and experience, and are set taking into consideration the executive officer’s personal performance and seniority, comparability within industry norms and contribution to the Corporation’s growth and profitability. The Corporation believes that a competitive base salary is an imperative element of any compensation program that is designed to attract talented and experienced executives. While there is no official set of benchmarks that the Corporation relies on, the Corporation makes itself aware of, and is cognizant of, how comparable issuers in its business compensate their executives. The Corporation's peer group in connection with salary compensation consists of sampling of other similar sized healthcare companies that are reporting issuers (or the equivalent) in the United States. The base salary for each executive officer is reviewed annually and periodically adjusted.

Share-Based and Option Awards. An important part of our compensation program is to offer the opportunity and incentive for executives and staff to own Common Shares of the Corporation. We believe that ownership of Common Shares of the Corporation will align the interests of executives and future staff with the interests of the Corporation's shareholders. Share-based and option-based awards are granted on a regular schedule, typically in January. When reviewing awards, consideration is given to the total compensation package of the executives and staff and a weighting of appropriate incentives groupings at the senior, mid and junior levels of the staff, including past grants. At the time of any award, consideration is also given to the available pool remaining for new positions being contemplated by the Corporation.

On June 6, 2024, the Corporation’s shareholders approved the Corporation’s 2024 Long Term Incentive Plan (the “2024 Omnibus Plan”) to provide an incentive to attract, retain, and reward directors, officers, employees, and consultants who provide services to the Corporation or any of its subsidiaries. All directors, officers, employees, and consultants of the Corporation and/or its affiliates are eligible to receive awards under the 2024 Omnibus Plan, subject to its terms. Awards include Common Share purchase options, restricted stock, stock appreciation rights, performance awards, or other stock-based awards, including restricted stock units, deferred stock units, and dividends and dividend equivalents. The maximum number of Common Shares that will be available for awards and issuance under the 2024 Omnibus Plan and that may be reserved for issuance at any time, including under previous plans such as the 2020 Long Term Incentive Plan (effective June 11, 2020), the Amended and Restated Stock Option Plan (effective as of July 17, 2018), the Amended and Restated Restricted Share Unit Plan (effective as of July 17, 2018), and the Deferred Share Unit Plan (effective July 17, 2018), is 7,800,000 shares. The maximum amount of Common Shares that may be awarded under the 2024 Omnibus Plan as “incentive stock options” is 1,000,000 Common Shares. As of December 31, 2024, the Corporation had outstanding options of 3,917,408 and restricted stock units (“RSUs”) of 1,513,815 associated with Common Shares under the existing plans.

A summary and copy of the 2024 Omnibus Plan is included in the Corporation’s management information and proxy circular dated April 26, 2024, as filed on SEDAR+ on April 26, 2024 and as Exhibit 10.18 to the Corporation’s most recent Annual Report on Form 10-K filed with the SEC on March 10, 2025.

For the year ended December 31, 2024, Messrs. Hoyt, Moore, Zehnder, Fitzgerald and Trahan were granted awards with a grant date fair value of $1,001,649, $675,622, $675,622, $246,523 and $271,173, respectively, under the 2020 Long Term Incentive Plan.

Bonus Framework. The Corporation has adopted a Cash Bonus Plan and a Phantom Share Plan. Additionally, the NEOs participate in the company-wide Active Patient Bonus program, which provides a cash incentive for achieving active patient growth. The Active Patient Bonus is paid equally to all qualifying employees of the Corporation, fostering a unified effort towards enhancing patient engagement and growth.

Effective December 28, 2017, Viemed, Inc., our wholly owned subsidiary, adopted an annual discretionary cash bonus plan (the “Cash Bonus Plan”). The purpose of the Cash Bonus Plan is to attract, motivate and retain executive management, officers and other employees by providing a financial incentive for employment with the Corporation and its divisions and subsidiaries and rewarding them for performance in line with increasing the value of the Corporation and its divisions and subsidiaries based on a review of objective standards and subjective elements determined by the Compensation Committee.

The Compensation Committee is responsible for determining those officers and other employees of the Corporation who will participate in the Cash Bonus Plan for a particular calendar year (a “Plan Year”), and categorizing participants at different levels within the Corporation in accordance with the Cash Bonus Plan and their potential bonus as a percentage of their salary (the “Bonus Amount”). Such determinations are made on an annual basis prior to or within 90 days of the beginning of the Plan Year or within 60 days of hire for a newly hired participant.

The Compensation Committee determines the criteria, the weight to be given to each criterion, the minimum and maximum thresholds, if any, and other factors utilized by the Compensation Committee in determining whether participants will be eligible to receive Bonus Amounts that are target and maximum or any amount in-between based on the annual performance of the Corporation. Cash bonuses are awarded, in large part, when performance meets or exceeds certain objective benchmarks, but the Compensation Committee reserves the ability to determine Bonus Amounts based on discretionary, subjective factors as well. Performance criteria under the Cash Bonus Plan include various (i) financial and operational goals (which goals are weighted at 70%) such as adjusted EBITDA, revenue, business line growth and number of patients and (ii) other corporate goals (which goals are weighted at 30%) such as capital deployment opportunities, technological capabilities, internal leadership and communications, corporate governance and staffing levels. The Compensation Committee of the Board will determine the total annual cash bonus actually awarded to a participant after taking into consideration the foregoing, but retains sole discretion to determine the amount of the actual awarded amount. The Compensation Committee, in its sole discretion, may add additional criterion in order to measure the overall performance of the Corporation for the purposes of making awards under the Cash Bonus Plan.

Notwithstanding the achievement of the criteria, except after a Change in Control of the Corporation (as more specifically set out in the Cash Bonus Plan), the Compensation Committee may determine in its sole discretion to pay only a portion or pay no Bonus Amount for a Plan Year, including, but not limited to, if, in the sole discretion of the Compensation Committee, the financial health of the Corporation or business conditions do not warrant the payment of any Bonus Amounts. Actual awarded amounts will be paid in a cash lump sum as soon as possible after such awards are determined by the Compensation Committee after the end of the Plan Year, but not later than 2.5 months after the end of the applicable Plan Year.

For the year ended December 31, 2024, awards in the amounts of $703,377, $593,043, $593,043, $239,695 and $263,666 were earned by Messrs. Hoyt, Moore, Zehnder, Fitzgerald and Trahan, respectively, under the Cash Bonus Plan.

On April 3, 2018, Viemed, Inc., our wholly owned subsidiary, adopted a phantom share plan (the “Phantom Share Plan”) for the purpose of furthering long-term growth in earnings by offering long-term incentives to key employees of the Corporation in the form of phantom shares (“Phantom Shares”).

The Phantom Share Plan is administered by the Compensation Committee. The Compensation Committee has the discretion to: select the employees to be granted awards of Phantom Shares under the Phantom Share Plan (each a “Phantom Award” and collectively, “Phantom Awards”); determine the number of Phantom Shares to be granted to each selected employee; determine the time or times when Phantom Shares will be granted; determine that all participants shall be of a single class or to divide participants into different classes; determine the time or times, and the conditions, subject to which any Phantom Awards may become payable; and determine all other terms and conditions of Phantom Awards including accelerating or modifying a Phantom Award. The Compensation Committee also has the sole authority to interpret and construe the terms of the Phantom Share Plan, establish and revise rules and regulations relating thereto and make any other determinations that it believes necessary or advisable for the administration of the Phantom Share Plan. The Compensation Committee retains the complete power and authority to terminate or amend the Phantom Share Plan at any time in writing in its sole discretion and make payments under the Phantom Share Plan.

No employee or other person has any right to be granted a Phantom Award. A Phantom Award of Phantom Shares does not entitle the participant to hold or exercise any voting rights, rights to dividends or any other rights of a shareholder of the Corporation or any affiliate of the Corporation.

In the Compensation Committee’s discretion, Phantom Shares may be granted to a participant that are (i) immediately fully vested or (ii) subject to a vesting schedule or a performance event as specified in the participant’s Phantom Award (a “Vesting Event”). Phantom Awards of Phantom Shares are credited to an account (an “Account”) to be maintained for each participant. A participant only has a right to any part of his or her Phantom Shares to the extent that (1) a participant’s interest in such Phantom Shares has vested (in accordance with the applicable Phantom Award), and (2) the rights to such Phantom Shares have not otherwise been forfeited by the participant pursuant to the terms of the Phantom Share Plan or the applicable Phantom Award. Payments with respect to Phantom Shares that have vested as specifically provided in the Phantom Award will be made in a lump sum within 60 days of the Vesting Event in cash. No participant has any right to receive payment for any part of his or her unpaid Phantom Shares (vested and unvested) if the participant’s employment or other service with the Corporation is terminated for “cause.”

The total cash amount to be paid in the aggregate to a participant upon a Vesting Event is the value of the vested Phantom Shares in the participant’s Account on the date of the Vesting Event giving rise to the obligation to make payment calculated in accordance with the Phantom Share Plan. The value of one Phantom Share will be equal to the fair market value of a common share on the date of a Vesting Event as defined in the participant’s Phantom Award.

For the year ended December 31, 2024, Messrs. Hoyt, Moore, Zehnder, Fitzgerald and Trahan were granted awards with a grant date fair value of $333,888, $225,204, $225,204, $82,172 and $90,394, respectively, under the Phantom Share Plan.

Retirement Benefits. The Corporation does not currently maintain a defined benefit pension plan or a nonqualified deferred compensation plan providing for retirement benefits to our NEOs. Certain of our NEOs currently participate in our 401(k) plan and are eligible for matching of up to 4%.

Group Benefits. The Corporation offers a group benefits plan, which includes medical benefits. The group benefits plan is available to all full-time employees who choose to enroll, including officers of the Corporation.

Perquisites and Personal Benefits. While the Corporation reimburses its NEOs for expenses incurred in the course of performing their duties as executive officers of the Corporation, it did not provide any compensation that would be considered a perquisite or personal benefit to its NEOs other than auto allowances and cell phone allowances described in the Summary Compensation Table above.

Employment Agreements

Effective June 3, 2019, the Corporation entered into “at will” executive employment agreements with our NEOs, Casey Hoyt, Michael Moore, W. Todd Zehnder, and Trae Fitzgerald. Additionally, Jeremy Trahan entered into an “at will” employment agreement on August 1, 2022. In August 2024, the Compensation Committee established annual base salaries of $541,059, $456,187, $456,187, $266,328, and $292,962 for Messrs. Hoyt, Moore, Zehnder, Fitzgerald and Trahan, respectively. The employment agreements for Messrs. Hoyt, Moore, and Zehnder provide eligibility for a discretionary annual cash bonus with a target bonus equal to 100% of base salary and a maximum bonus of 150% of base salary, subject to the terms of the Cash Bonus Plan. The employment agreements for Messrs. Fitzgerald and Trahan provide eligibility for a discretionary annual cash bonus with a target bonus equal to 75% of base salary and a maximum bonus of 100% of base salary, also pursuant to the terms of the Cash Bonus Plan.The executives are also eligible to participate in any benefit plans that may be offered from time to time by the Corporation to similarly situated employees generally, subject to satisfaction of the applicable eligibility provisions.

The employment agreements for Messrs. Hoyt, Moore, and Zehnder provide severance benefits if their employment is terminated without “cause” or they resign for “good reason.” These benefits include 12 months of base salary and continued health benefits, and a prorated target bonus, with the severance period extending to 24 months and a target-level bonus if the termination occurs within 12 months of a change in control.

Messrs. Fitzgerald’s and Trahan’s agreements also provide severance benefits if their employment is terminated without “cause” or they resign for “good reason.” These benefits include six months of salary continuation and COBRA benefits, and a prorated target bonus. If termination occurs within 12 months of a change in control, the severance period extends to 12 months, and the bonus is paid at the target level.

In addition, each employment agreement prohibits the executive from competing with the Corporation or soliciting its employees or customers during his employment and for two years after termination of the employment agreement for any reason, subject to certain exceptions.

Outstanding Equity Awards at Fiscal Year-End 2024

The following table sets forth all awards outstanding for the NEOs as of December 31, 2024:

	Option-Based Awards					Stock Awards
		Number of Securities Underlying Unexercised Options (#)					Number of Shares or Units of Stock that have not Vested (#)		Market Value of Shares or Units of Stock that have not Vested(10) ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or pay out value of unearned shares, units or other rights that have not vested ($)
Name	Grant Date	Exercisable	Unexercisable	Option Exercise Price ($)	Option Expiration Date	Grant Date
Casey Hoyt Chief Executive Officer and Director	1/4/2018	134,166 (1)	0 (1)	1.81	1/4/2028	1/18/2022	42,342 (6)		339,583	—	—
	1/17/2019	305,802 (1)	0 (1)	4.13	1/17/2029	1/17/2023	100,170 (7)		803,363
	1/17/2020	231,201 (1)	0 (1)	5.70	1/17/2030	1/29/2024	159,182 (8)		1,276,640
	1/21/2021	162,178 (1)	0 (1)	8.57	1/21/2031
	1/18/2022	84,690 (1)	42,344 (6)	5.21	1/18/2032
Michael Moore President	1/4/2018	130,539 (2)	0 (2)	1.81	1/4/2028	1/18/2022	28,468 (6)		228,313	—	—
	1/17/2019	207,226 (2)	0 (2)	4.13	1/17/2029	1/17/2023	67,348 (7)		540,131
	1/17/2020	156,673 (2)	0 (2)	5.70	1/17/2030	1/29/2024	107,369 (8)		861,099
	1/21/2021	120,584 (2)	0 (2)	8.57	1/21/2031
	1/18/2022	56,940 (2)	28,470 (6)	5.21	1/18/2032
W. Todd Zehnder Chief Operating Officer and Director	1/4/2018	126,913 (3)	0 (3)	1.81	1/4/2028	1/18/2022	28,468 (6)		228,313	—	—
	1/17/2019	201,470 (3)	0 (3)	4.13	1/17/2029	1/17/2023	67,348 (7)		540,131
	1/17/2020	152,321 (3)	0 (3)	5.70	1/17/2030	1/29/2024	107,369 (8)		861,099
	1/21/2021	120,584 (3)	0 (3)	8.57	1/21/2031
	1/18/2022	56,940 (3)	28,470 (6)	5.21	1/18/2032
Trae Fitzgerald Chief Financial Officer	1/4/2018	27,075 (4)	0 (4)	1.81	1/4/2028	1/18/2022	8,783 (6)		70,440	—	—
	1/17/2019	71,954 (4)	0 (4)	4.13	1/17/2029	1/17/2023	23,976 (7)		192,288
	1/17/2020	54,400 (4)	0 (4)	5.70	1/17/2030	1/29/2024	39,177 (8)		314,200
	1/21/2021	42,930 (4)	0 (4)	8.57	1/21/2031
	1/18/2022	20,272 (4)	10,135 (6)	5.21	1/18/2032
Jeremy Trahan General Counsel	8/22/2022	17,417 (5)	8,708 (9)	6.34	8/22/2032	8/22/2022	8,957 (9)		71,835	—	—
						1/17/2023	12,210 (7)	9	97,924
						1/29/2024	43,095 (8)		345,622

(1)The aggregate intrinsic value of options for 2018, 2019, 2020, 2021 and 2022 awards is $833,171, $1,189,570, $536,386, $0 and $356,966, respectively. Aggregate intrinsic value is based on the last closing price of the Common Shares on the NASDAQ for the year ended December 31, 2024 ($8.02 on December 31, 2024).

(2)The aggregate intrinsic value of options for 2018, 2019, 2020, 2021 and 2022 awards is $810,647, $806,109, $363,481, $0 and $240,002, respectively. Aggregate intrinsic value is based on the last closing price of the Common Shares on the NASDAQ for the year ended December 31, 2024 ($8.02 on December 31, 2024).

(3)The aggregate intrinsic value of options for 2018, 2019, 2020, 2021 and 2022 awards is $788,130, $783,718, $353,385, $0 and $240,002, respectively. Aggregate intrinsic value is based on the last closing price of the Common Shares on the NASDAQ for the year ended December 31, 2024 ($8.02 on December 31, 2024).

(4)The aggregate intrinsic value of options for 2018, 2019, 2020, 2021 and 2022 awards is $168,136, $279,901, $126,208, $0 and $85,444, respectively. Aggregate intrinsic value is based on the last closing price of the Common Shares on the NASDAQ for the year ended December 31, 2024 ($8.02 on December 31, 2024).

(5)The aggregate intrinsic value of options for 2022 awards is $43,890. Aggregate intrinsic value is based on the last closing price of the Common Shares on the NASDAQ for the year ended December 31, 2024 ($8.02 on December 31, 2024).

(6)These awards will vest on January 18, 2025.

(7)These awards will vest in two equal installments on January 17, 2025 and January 17, 2026.

(8)These awards will vest in three equal installments on January 29, 2025, January 29, 2026, and January 29, 2027.

(9)These awards will vest on August 22, 2025.

(10)Aggregate value is calculated based on the last closing price of the Common Shares on the NASDAQ for the year ended December 31, 2024 ($8.02 on December 31, 2024).

Policies and Practices for Granting Certain Equity Awards

In 2024, equity awards to our executive officers were granted under our 2020 Long Term Incentive Plan. Except in limited circumstances such as new executive hires, promotions, or retention-related considerations, we typically grant equity awards to employees once per year in January. The timing of these grants is consistent from year to year.

We do not currently grant stock options or similar instruments. As a result, we do not maintain any policies or practices with respect to the timing of awards of stock options or similar instruments in relation to the public disclosure of material non-public information by the Corporation. If the Corporation were to grant such awards in the future, the Board of Directors and the Compensation Committee would evaluate the appropriate steps to take in connection with such grants.

Option Exercises and Stock Vested Table

The following table sets forth information concerning the vesting of stock awards held by our NEOs during the fiscal year ended December 31, 2024. None of our NEOs exercised any stock options during the fiscal year ended December 31, 2024.

Name	Option awards		Stock awards
	Number of shares acquired on exercise (#)	Value realized on exercise ($)	Number of shares acquired on vesting (#)	Value realized on vesting(1) ($)
Casey Hoyt	—	—	68,297	$727,255
Michael Moore	—	—	45,919	$488,964
W. Todd Zehnder	—	—	45,919	$488,964
Trae Fitzgerald	—	—	14,997	$163,775
Jeremy Trahan	—	—	10,857	$109,800

(1) Value realized on vesting is calculated based on the closing price of the Common Shares on the NASDAQ on the date the awards vest.

Potential Payments upon Termination or Change in Control of the Corporation

The information in the table below describes and quantifies certain estimated compensation that would have become payable to our NEOs following a change in control of the Corporation and/or certain terminations of employment of our NEOs assuming that the change in control and/or termination of employment occurred as of December 31, 2024.

	Cash Severance Payment ($)	Continued Benefits ($)	Value of Accelerated Equity Awards ($)(6)	Total ($)
Casey Hoyt (1)
Termination by the Corporation without cause	1,082,118	8,498	2,419,586	3,510,202
Termination by the Executive for good reason	1,082,118	8,498	2,419,586	3,510,202
Termination by the Corporation without cause in connection with a change in control	1,623,177	12,747	2,419,586	4,055,510
Termination due to retirement, death, or disability	—	—	2,419,586	2,419,586
Michael Moore(2)
Termination by the Corporation without cause	912,374	9,334	1,629,543	2,551,251
Termination by the Executive for good reason	912,374	9,334	1,629,543	2,551,251
Termination by the Corporation without cause in connection with a change in control	1,368,561	14,001	1,629,543	3,012,105
Termination due to retirement, death, or disability	—	—	1,629,543	1,629,543
W. Todd Zehnder(3)
Termination by the Corporation without cause	912,374	9,334	1,629,544	2,551,252
Termination by the Executive for good reason	912,374	9,334	1,629,544	2,551,252
Termination by the Corporation without cause in connection with a change in control	1,368,561	14,001	1,629,544	3,012,106
Termination due to retirement, death, or disability	—	—	1,629,544	1,629,544
Trae Fitzgerald(4)
Termination by the Corporation without cause	332,910	4,667	576,935	914,512
Termination by the Executive for good reason	332,910	4,667	576,935	914,512
Termination by the Corporation without cause in connection with a change in control	466,074	9,334	576,935	1,052,343
Termination due to retirement, death, or disability	—	—	576,935	576,935
Jeremy Trahan(5)
Termination by the Corporation without cause	352,731	4,667	515,381	872,779
Termination by the Executive for good reason	352,731	4,667	515,381	872,779
Termination by the Corporation without cause in connection with a change in control	499,212	9,334	515,381	1,023,927
Termination due to retirement, death, or disability	—	—	515,381	515,381

(1) Under his employment agreement, if Mr. Hoyt’s employment is terminated by the Corporation without “cause” or if he resigns for “good reason,” he is entitled to severance payments equal to 12 months of base salary and continued health benefits, and a prorated target bonus as specified under the Cash Bonus Plan. If such termination occurs within 12 months of a change in control, his severance period extends to 24 months, and his bonus is payable at the target level.

(2)Under his employment agreement, if Mr. Moore’s employment is terminated by the Corporation without “cause” or if he resigns for “good reason,” he is entitled to severance payments equal to 12 months of base salary and continued health benefits, and a prorated target bonus as specified under the Cash Bonus Plan. If such termination occurs within 12 months of a change in control, his severance period extends to 24 months, and his bonus is payable at the target level.

(3)Under his employment agreement, if Mr. Zehnder’s employment is terminated by the Corporation without “cause” or if he resigns for “good reason,” he is entitled to severance payments equal to 12 months of base salary and continued health benefits, and a prorated target bonus as specified under the Cash Bonus Plan. If such termination occurs within 12 months of a change in control, his severance period extends to 24 months, and his bonus is payable at the target level.

(4)Under his employment agreement, if Mr. Fitzgerald is terminated without “cause” or resigns for “good reason,” he is entitled to severance payments equal to six months of base salary, a prorated target bonus, and continued COBRA benefits for up to six months. If such termination occurs within 12 months of a change in control, his severance period extends to 12 months, and his bonus is paid at the target level.

(5)Under his employment agreement, if Mr. Trahan is terminated without “cause” or resigns for “good reason”, he is entitled to severance payments equal to six months of base salary, a prorated target bonus, and continued COBRA benefits for up to six months if terminated without “cause” or for “good reason.” In the event of a termination within 12 months of a change in control, his severance period extends to 12 months, and his bonus is paid at the target level.

(6)All outstanding RSUs and Phantom Shares vest in connection with a qualifying termination, including retirement. If terminated due to death or disability, all unvested RSUs and Phantom Shares automatically vest, and any vested Options remain exercisable for one year (death) or three months (disability), subject to the original Option expiry date. If an NEO’s employment is terminated due to death, disability, or without “cause”, the Board may, in its discretion, resolve that all unvested options under the 2018 Option Plan automatically vest in full. In the event of a change of control, the Corporation may, at its option, permit NEOs to exercise options under the 2018 Option Plan in advance of the change of control. Additionally, the Corporation may, at its discretion, provide for the assumption of the 2018 Option Plan and all outstanding options by the surviving entity.

CEO Pay Ratio Disclosure

The compensation of our CEO in 2024 was approximately 67 times the median pay of our full-time and part-time employees (other than the CEO), based on Mr. Hoyt’s compensation as CEO.

We identified the median employee by including all W-2 employees as of December 31, 2024, who had received W-2 wages (or W-2 equivalents) during the calendar year. We then used the W-2 data to identify the median employee. We did not make any adjustments to the employee population or pay data in determining the median employee (e.g., no cost-of-living adjustments). For computing the ratio, we calculated such employee’s total annual compensation in the same manner in which we calculate total annual compensation for the CEO in the Summary Compensation Table. The total compensation of the median employee was calculated to be $38,892.

The CEO compensation reflects the total annual compensation of Mr. Hoyt per the Summary Compensation Table. We divided this by the median employee’s total annual compensation. The ratio is $2,616,985 divided by $38,892, or 67 to 1.

Pay Versus Performance

In accordance with rules adopted by the Securities and Exchange Commission (“SEC”) pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we provide the following disclosure regarding executive “compensation actually paid” (“CAP”, as calculated in accordance with the SEC rules) and certain Corporation performance measures for the fiscal years listed below. For information regarding the Corporation’s pay-for-performance philosophy and how the Corporation aligns executive pay with performance, refer to our CD&A.

					Year-end value of $100 invested on 12/31/2021 in:
Year	Summary Compensation Table Total for Casey Hoyt (1) $	Compensation Actually Paid to Casey Hoyt (2)(3) $	Average Summary Compensation Table Total for Non-CEO NEOs (5) $	Average Compensation Actually Paid to Non-CEO NEOs (2)(3)(5) $	VMD $	S&P Healthcare Services Select Industry Index $	Net Income (in millions) $	Revenue (in millions) $
2024	$2,616,985	$2,510,076	$1,457,933	$1,405,333	$153.64	$84.80	$11.4	$224.3
2023	$2,512,214	$2,489,605	$1,379,303	$1,365,465	$150.38	$83.61	$10.2	$183.0
2022	$1,925,507	$2,755,007	$1,057,462	$1,430,604	$144.83	$79.93	$6.2	$138.8

(1) Casey Hoyt has been CEO of the Corporation since December 2017.

(2) Deductions from, and additions to, total compensation in the Summary Compensation Table by year to calculate Compensation Actually Paid include:

	2024		2023		2022
	Hoyt, Casey	Average Non-CEO NEOs	Hoyt, Casey	Average Non-CEO NEOs	Hoyt, Casey	Average Non-CEO NEOs
Total Compensation from Summary Compensation Table	$2,616,985	$1,457,933	$2,512,214	$1,379,303	$1,925,507	$1,057,462

Adjustments for Pension
Adjustment Summary Compensation Table Pension	$—	$—	$—	$—	$—	$—
Amount added for current year service cost	$—	$—	$—	$—	$—	$—
Amount added for prior service cost impacting current year	$—	$—	$—	$—	$—	$—
Total Adjustments for Pension	$—	$—	$—	$—	$—	$—

Adjustments for Equity Awards
Adjustment for grant date values in the Summary Compensation Table	$(1,335,537)	$(622,979)	$(1,185,820)	$(532,671)	$(1,004,148)	$(441,090)
Year-end fair value of unvested awards granted in the current year	$1,276,640	$595,506	$1,179,510	$529,836	$1,600,212	$704,343
Year-over-year difference of year-end fair values for unvested awards granted in prior years	$3,144	$(87)	$(82,045)	$(40,245)	$260,664	$123,106
Fair values at vest date for awards granted and vested in current year	$—	$—	$—	$—	$—	$—
Difference in fair values between prior year-end fair values and vest date fair values for awards granted in prior years	$(51,156)	$(25,040)	$65,746	$29,242	$(27,228)	$(13,217)
Forfeitures during current year equal to prior year-end fair value	$—	$—	$—	$—	$—	$—
Dividends or dividend equivalents not otherwise included in total compensation	$—	$—	$—	$—	$—	$—
Total Adjustments for Equity Awards	$(106,909)	$(52,600)	$(22,609)	$(13,838)	$829,500	$373,142
Compensation Actually Paid (as calculated)	$2,510,076	$1,405,333	$2,489,605	$1,365,465	$2,755,007	$1,430,604

(3) The following summarizes the valuation assumptions used for stock option awards included as part of Compensation Actually Paid:
–Expected life of each stock option is based on the "simplified method" using an average of the remaining vest and remaining term, as of the vest/FYE date.
–Strike price is based on each grant date closing price and asset price is based on each vest/FYE closing price.
–Risk free rate is based on the Treasury Constant Maturity rate closest to the remaining expected life as of the vest/FYE date.
–Historical volatility is based on daily price history for each expected life (years) prior to each vest/FYE date. Closing prices provided by S&P Capital IQ are adjusted for dividends and splits.
–Dividend yield represents annual dividend yield on each vest/FYE date.

(4) The following tables illustrate the valuation assumptions as of the vesting date for awards that vested in each of 2022, 2023, 2024.

For Stock Options Vesting in
	2024	2023	2022
Expected volatility	46% - 54%	56% - 65%	70% - 70%
Expected dividend yield	.0% - .0%	.0% - .0%	.0% - .0%
Expected term, in years	3.5 - 4.0	3.5 - 4.5	3.5 - 4.5
Risk-free interest rate	3.8% - 4.2%	3.4% - 3.9%	1.3% - 1.5%

	For Restricted Share and Restricted Stock Units Vesting in

	2024	2023	2022
Weighted Average Fair Value at vesting	$7.47	$8.27	$5.26

(5) Non-CEO NEOs reflect the average Summary Compensation Table total compensation and average Compensation Actually Paid for the following executives by year:
–2024: Michael Moore, W. Todd Zehnder, Trae Fitzgerald, Jeremy Trahan
–2023: Michael Moore, W. Todd Zehnder, Trae Fitzgerald, Jerome Cambre
–2022: Michael Moore, W. Todd Zehnder, Trae Fitzgerald, Jerome Cambre

Financial Performance Measures
In our assessment, the most important financial performance measures used to link CAP to our NEOs in 2024 to our performance were:
–Revenue;
–Adjusted EBITDA; and
–Net income.

Pay Versus Performance: Graphical Description
The illustrations below provide a graphical description of CAP and the following measures:
–The Corporation’s cumulative Total Shareholder Return (“TSR”) and the S&P Healthcare Services Select Industry Index cumulative TSR;
–The Corporation’s net income; and
–The Corporation Selected Measure, which for Viemed is revenue.

CAP vs. Indexed Total Shareholder Return
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
Compensation ($000s)
$180
$160
$140
$120
$100
$80
$60
$40
$20
$-
Value of $100 Invested on 12/31/2021
2022
2023
2024
CEO Compensation Actually Paid
Average NEO Compensation Actually Paid
VMD value of $100 Invested 12/31/21
Index value of $100 Invested 12/31/21

CAP vs. Net Income
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
Compensation ($000s)
$14
$12
$10
$8
$6
$4
$2
$-
Net Income ($M)
2022
2023
2024
CEO Compensation Actually Paid
Average NEO Compensation Actually Paid
Net Income ($M)

CAP vs. Revenue
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
Compensation ($000s)
$300
$250
$200
$150
$100
$50
$0
Revenue ($M)
2022
2023
2024
CEO Compensation Actually Paid
Average NEO Compensation Actually Paid
Revenue ($M)

Compensation of Directors

The following table sets forth all compensation provided to each of the directors of the Corporation during the year ended December 31, 2024 (other than a director who is an NEO, whose disclosure with respect to compensation is set forth above):

Name	Fees Earned or Paid in Cash ($)	Stock Awards(1)(2) ($)	Option Awards(3)(4) ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Nitin Kaushal	$117,000	$115,001	$—	$—	$—	$—	$232,001
Randy Dobbs	$121,625	$130,001	$—	$—	$—	$—	$251,626
Timothy Smokoff	$119,000	$115,001	$—	$—	$—	$—	$234,001
Bruce Greenstein(5)	$114,625	$115,001	$—	$—	$—	$—	$229,626
Dr. William Frazier(6)	$—	$77,801	$—	$77,072	$—	$—	$154,873
Sabrina Heltz	$106,000	$115,001	$—	$—	$—	$—	$221,001
(1)The amounts shown represent the aggregate grant date fair value of RSUs computed at the date of the grant using the closing stock price on the date of the grant in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in “Note 8 - Shareholders’ Equity” to our audited financial statements for the fiscal years ended December 31, 2024 and 2023 included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the SEC and on SEDAR+ on March 10, 2025.

(2)As of December 31, 2024, Mr. Kaushal had 15,732 RSUs outstanding, Mr. Dobbs had 17,784 RSUs outstanding, Mr. Smokoff had 15,732 RSUs outstanding, Mr. Greenstein had 15,732 RSUs outstanding and Ms. Heltz had 15,732 RSUs outstanding, all of which will vest on August 20, 2025. As of December 31, 2024, Dr. Frazier had 7,003 RSUs and 2,334 Phantom Shares outstanding which vest in three equal annual installments beginning on January 29, 2025.

(3)The amounts shown represent the aggregate grant date fair value for option awards computed in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in “Note 8 - Shareholders’ Equity” to our audited financial statements for the fiscal years ended December 31, 2024 and 2023 included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the SEC and on SEDAR+ on March 10, 2025.

(4)As of December 31, 2024, Mr. Kaushal had 50,000 options outstanding and Dr. Frazier had 36,261 options outstanding. Mr. Dobbs, Mr. Smokoff, Mr. Greenstein and Ms. Heltz had no options outstanding.

(5) Mr. Greenstein resigned from the Board effective April 14, 2025.

(6)As an employee of the Corporation, Dr. Frazier does not receive any cash fees for his service as a director of the Corporation, but received $77,801 of awards under the 2020 LTIP related to service as a director. During 2024, Dr. Frazier’s compensation for his services as Chief Medical Officer of the Corporation included wages of $221,858 and compensation under the Cash Bonus Plan of $77,072.

Independent directors of the Corporation receive a cash fee equal to $92,000 per year. In addition, the Chairman of the Board receives an additional $15,000 cash fee each year.

Each independent director of the Corporation that serves on a committee will receive an annual fee as follows:

Committee	Chair Fee	Non-Chair Member Fee
Audit	$25,000	$7,625
Compensation	$20,000	$7,000
Corporate Governance and Nominating	$15,000	$7,000

In order to align their interests with those of the Corporation, directors are also eligible to receive awards under the 2024 Omnibus Plan. Under the terms of the Corporation’s Non-Employee Directors Deferred Compensation Plan under the 2024 Omnibus Plan, independent directors may elect to defer, on a grant-by-grant basis, the receipt of all or a portion of the shares of stock that he or she will be entitled to receive upon vesting of his or her award. For the year ended December 31, 2024, Mr. Kaushal, Mr. Smokoff, Mr. Greenstein and Ms. Heltz each were granted awards with a grant date fair value of $115,001 and Mr. Dobbs was granted awards with a grant date fair value of $130,001 under the 2024 Omnibus Plan. Independent directors do not receive meeting fees but are reimbursed for travel and miscellaneous expenses to attend meeting and activities of the Board or its committees.

13.    SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table provides information as of December 31, 2024 regarding the number of Common Shares to be issued pursuant to equity compensation plans of the Corporation and the weighted-average exercise price of said securities:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by securityholders	5,431,223(1)	$5.36(2)	2,061,183(3)
Equity compensation plans not approved by securityholders	—	—	—
Total	5,431,223(1)(2)	$5.36(2)	2,061,183(3)

(1)These securities were granted under the 2024 Omnibus Plan, 2020 LTIP, 2018 Option Plan and the 2018 RSU/DSU Plan. Includes 3,917,408 Options and 1,513,815 RSUs.

(2)Represents the weighted-average exercise price of outstanding stock options. Does not take into account the outstanding RSUs which, when settled, will be settled in Common Shares on a one-for-one basis at no additional cost.

(3)These securities are available for future awards under the 2024 Omnibus Plan. Pursuant to the 2024 Omnibus Plan, the maximum number of Common Shares that are available for awards under the 2024 Omnibus Plan and under any other security based compensation arrangements adopted by the Corporation, may not exceed 7,800,000 shares. No further awards are authorized for grant under the 2020 LTIP, 2018 Option Plan and the 2018 RSU/DSU Plan.

14.    INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS

None of the directors, the proposed nominees for election as director, the executive officers of the Corporation or any of their respective associates or affiliates is or has been, during the year ended December 31, 2024, indebted to the Corporation or any of its subsidiaries in respect of loans, advances or guarantees of indebtedness.

15.    DIRECTOR AND OFFICER INSURANCE

The Corporation’s current directors’ and officers’ insurance policies provide for aggregate coverage of $22,500,000. The policies protect the Corporation’s directors and officers against liability incurred by them while acting in their capacities as directors and officers of the Corporation and its subsidiaries. The Corporation’s cost for these policies is approximately $461,000 annually.

16.    INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS

None of the informed persons (as such term is defined in NI 51-102) of the Corporation, the proposed nominees for election as director of the Corporation, or any of their respective associates or affiliates, has had any material interest, direct or indirect, in any transaction of the Corporation since the commencement of the Corporation’s most recently completed financial year or in any proposed transaction which has materially affected or would materially affect the Corporation or any of its subsidiaries.

17.    REVIEW, APPROVAL OR RATIFICATION OF TRANSACTIONS WITH RELATED PARTIES

The Board has recognized that transactions between the Corporation and certain related persons present a heightened risk of conflicts of interest. To ensure that the Corporation acts in the best interests of its shareholders, the Board has delegated the review and approval of related party transactions to the Audit Committee in accordance with the Audit Committee Charter. After its review, the Audit Committee will only approve or ratify transactions that are fair to the Corporation and not inconsistent with the best interests of the Corporation and its shareholders.

Since the beginning of the year ended December 31, 2024, there have not been, nor are there currently proposed, any transaction or series of similar transactions to which the Corporation was or is a party in which the amount involved exceeded or exceeds $120,000 and in which any of the Corporation’s directors, executive officers, holders of more than 5% of any class of our voting securities, or any member of the immediate family of any of the foregoing persons, had or will have a direct or indirect material interest.

18.    DELINQUENT SECTION 16(A) REPORTS

On January 31, 2025, William Frazier filed a late Form 4 disclosing four transactions. The delay was due to an administrative error in processing the grant details. Upon discovery, the reporting person took prompt corrective action to ensure compliance. To our knowledge, no other directors, executive officers or greater than 10% beneficial owners had late or delinquent filings under Section 16(a) of the Exchange Act.

19.    MANAGEMENT CONTRACTS

There are no management functions of the Corporation which are to any substantial degree performed by a person or a company other than the directors or executive officers of the Corporation.

20    SHAREHOLDER PROPOSALS

Under the Exchange Act, the deadline for submitting shareholder proposals for inclusion in the management information and proxy circular for an annual meeting of the Corporation is calculated in accordance with Rule 14a-8(e) of Regulation 14A to the Exchange Act. If the proposal is submitted for a regularly scheduled annual meeting, the proposal must be received at the Corporation’s principal executive offices not less than 120 calendar days before the anniversary date of the Corporation’s management information and proxy circular released to the shareholders in connection with the previous year’s annual meeting. However, if the Corporation did not hold an annual meeting the previous year, or if the date of the current year’s annual meeting has been changed by more than 30 days from the date of the previous year’s annual meeting, then the deadline is a reasonable time before the Corporation begins to print and mail its proxy materials. Accordingly, unless the date of the next annual meeting is changed by more than 30 days from the date of this year’s annual meeting the deadline for submitting shareholder proposals for inclusion in the management information and proxy circular for the next annual meeting of the Corporation will be December 26, 2025.

In addition, there are (i) certain requirements relating to shareholder proposals contained in the BCBCA; and (ii) certain requirements relating to the nomination of directors contained the Articles of the Corporation. If any person entitled to vote at an annual meeting wishes to propose any matter for consideration at the next annual meeting, in order for such proposal to be considered for inclusion in the materials made available to shareholders in respect of such annual meeting, such proposal must be received by the Corporation at its registered office at least three months before the anniversary date of the current year’s annual meeting. Accordingly, based on the date of this year’s annual meeting, the deadline for submitting shareholder proposals for inclusion in the management information and proxy circular for the next annual meeting of the Corporation will be March 5, 2026. In addition, such person must meet the definition of a “qualified shareholder” and otherwise comply with the requirements for shareholder proposals set out in sections 187 to 191 of the BCBCA.

In addition, the Corporation’s Articles contain an advance notice requirement for director nominations (the “Advance Notice Provisions”) which require that advance notice be provided to the Corporation in circumstances where nominations of persons for election to the Board are made by shareholders of the Corporation other than pursuant to: (i) a requisition of a meeting of shareholders made pursuant to the provisions of the BCBCA or (ii) a shareholder proposal made pursuant to the provisions of the BCBCA. Shareholders who wish to nominate candidates for election as directors must provide timely notice in writing to the Corporation at 625 E. Kaliste Saloom Rd., Lafayette, Louisiana 70508, Attn: Corporate Secretary. The notice must be given not less than 30 days and no more than 65 days prior to the date of the annual meeting; provided, however, that in the event that the annual meeting is to be held on a date that is less than 40 days after the date on which the first public announcement of the date of the annual meeting was made, notice may be given not later than the close of business on the 10th day following such public announcement. In the case of a special meeting of shareholders (which is not also an annual meeting) called for the purpose of electing directors, notice must be given not later than the close of business on the 15th day following the day on which the announcement in respect of such special meeting was made. The Advance Notice Provisions also prescribe the proper written form for the notice. The Board may, in its sole discretion, waive any requirement of the Advance Notice Provisions. The foregoing description of the Advance Notice Provisions is intended as a summary only and does not purport to be complete and is subject to, and is qualified in its entirety by reference to, all of the provisions of the Articles, which contain the full text of the Advance Notice Provisions, and which are available on EDGAR at www.sec.gov/edgar and SEDAR+ at www.sedarplus.ca/. In addition to satisfying the requirements of the Advance Notice Provisions, including the notice deadlines set out above and therein, to comply with the universal proxy rules, if you intend to solicit proxies in support of director nominees, other than the Corporation’s nominees, you must also comply with the additional requirements of Rule 14a-19 of the Exchange Act.

21.    SHAREHOLDERS SHARING THE SAME ADDRESS

The SEC has adopted rules that permit companies and Intermediaries to satisfy the delivery requirements for shareholder meeting materials with respect to two or more shareholders sharing the same address by delivering a single set of meeting materials addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.

A number of brokers with account holders who are shareholders of the Corporation will be “householding” the Corporation’s proxy materials. A single set of meeting materials will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of shareholder meeting materials, please notify your broker or the Corporation. Direct your written request to 625 E. Kaliste Saloom Rd., Lafayette, Louisiana 70508, Attn: Corporate Secretary. Shareholders who currently receive multiple copies of shareholder meeting materials at their addresses and would like to request “householding” of their communications should contact their brokers.

22.    PARTICULARS OF OTHER MATTERS TO BE ACTED UPON

Other than the foregoing, management of the Corporation knows of no other matter to come before the Meeting other than those referred to in the Notice of Meeting. However, if any other matters which are not known to the management should properly come before the Meeting, the accompanying form of proxy confers discretionary authority upon the persons named therein to vote on such matters in accordance with their best judgment.

23.    ANNUAL REPORT AND ADDITIONAL INFORMATION

A copy of the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2024 (the “2024 Annual Report”), including the financial statements and the financial statement schedules, if any, but not including exhibits, will be furnished at no charge to a shareholder upon the written request of such person addressed by mail to 625 E. Kaliste Saloom Road, Lafayette, Louisiana 70508, Attention: Corporate Secretary or by email to investorinfo@viemed.com. In addition, a copy of the 2024 Annual Report has been filed under the Corporation’s profile on SEDAR+ at www.sedarplus.ca and is available on the Corporation’s website at www.viemed.com/investors.

Additional information relating to the Corporation is also available on SEDAR+ at www.sedarplus.ca and on EDGAR at www.sec.gov/edgar, copies of which may be obtained from the Corporation upon request. The Corporation may require the payment of a reasonable charge if the request is made by a person who is not a shareholder of the Corporation.

DATED this 25th day of April, 2025.

BY ORDER OF THE BOARD

/s/ Casey Hoyt

CASEY HOYT
Chief Executive Officer

Schedule “A”

FIRST AMENDMENT

VIEMED HEALTHCARE, INC.
2024 LONG TERM INCENTIVE PLAN
(Effective June 6, 2024)

The Viemed Healthcare, Inc. 2024 Long Term Incentive Plan (the "Plan") is hereby amended, effective June 5, 2025, if approved by the Company's shareholders at the annual general and special meeting of shareholders on June 5, 2025, for Awards granted after the effective date as follows:

1. The first sentence of Section 4.1 of the Plan is hereby amended to (i) delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~ or ~~stricken text~~) and (ii) add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text or double-underlined text) as follows:

> "Subject to adjustment as provided in Section 4.2, Section 4.3 and Section 25 hereto, the maximum aggregate number of shares of Stock that may be available for Awards and issuance and reserved for issuance, at any time, under this Plan and the Prior Stock Plans in the aggregate shall be ~~7,800,000~~7,904,757 and may consist of any of the following: shares of Stock held in treasury of the Company, shares of Stock authorized but unissued or shares of Stock reacquired by the Company or any combination of the foregoing."

2. Section 5.6 of the Plan is hereby amended to (i) delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~ or ~~stricken text~~) and (ii) add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text or double-underlined text) as follows:

> **"5.6 Minimum Vesting Periods**
>
> ~~All~~Except as provided in the Carve-Out Exception (as defined below), all Awards shall have a minimum of a one (1) year of Service vesting period for exercise and/or payment whether based on the Participant's provision of Services or performance criteria; provided, however, that the Committee in its discretion may provide that such minimum one (1) year period may lapse or be waived ~~as specified in the Award Agreement or otherwise waived by the Committee in accordance with Code Section 409A~~ in connection with or following a Participant's death, Disability ~~or termination of service~~ or upon a Change in Control, and provided further that with respect to Director Awards such minimum vesting shall be the earlier of one (1) year of Service or the date of the Company's next regular annual shareholders' meeting following the date of the grant of the Award.~~"~~ as long as the period is not less than 50 weeks. The foregoing minimum vesting requirement shall not apply with respect to 5% of the maximum number of shares of Stock issuable under Section 4.1, as adjusted by Section 4.2 (such 5% being defined as the "Carve-Out Exception"). To the extent Section 4.1 is amended to increase the number of shares of Stock issuable under the Plan, then 5% of the

1

shares of Stock subject to such increase shall be added to, and increase, the number of shares of Stock subject to the Carve-Out Exception."

3. Section 9.1(b) of the Plan is hereby amended to (i) delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~ or ~~stricken text~~) and (ii) add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text or double-underlined text) as follows:

"(b) ***Change in Control***. ~~Subject to Section 25 hereto, upon a termination of service after a Change in Control then (i) the vested portion of the Option, to the extent unexercised and exercisable on the date on which the Participant's Service terminated, may be exercised by the Participant (or the Participant's guardian or legal representative) at any time prior to the expiration of three (3) months after the date on which the Participant's Service terminated without Cause, but in any event no later than the Option Expiration Date, and (ii) the exercisability and vesting of the Option or other Award and any shares of Stock acquired upon the exercise thereof may otherwise be accelerated effective as of the date on which the~~If a Participant's Service is terminated~~, to such extent, if any, as shall have been determined by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Option or other Award."~~ without Cause or for good reason, as defined in an Award, in connection with or within one (1) year after the Change in Control, all Awards shall vest and become immediately exercisable."

IN WITNESS WHEREOF, the undersigned has hereunto set her hand as of ________ __, 2025.

VIEMED HEALTHCARE, INC.

By: ______________________________
Name: ______________________________
Title: ______________________________

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VieMed

Computershare

Security Class

Holder Account Number

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Form of Proxy - Annual General and Special Meeting to be held on June 5, 2025

This Form of Proxy is solicited by and on behalf of Management.

Notes to proxy

1. **Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the Management Nominees whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).**
2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated. If you are voting on behalf of a corporation you are required to provide your name and designation of office, e.g., ABC Inc. per John Smith, President.
3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.
4. If a date is not inserted in the space provided on the reverse of this proxy, it will be deemed to bear the date on which it was mailed to the holder by Management.
5. **The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, and the proxy appoints the Management Nominees listed on the reverse, this proxy will be voted as recommended by Management.**
6. The securities represented by this proxy will be voted in favour, or withheld from voting, or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for. If you have specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.
7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting and Management Information and Proxy Circular or other matters that may properly come before the meeting or any adjournment or postponement thereof, unless prohibited by law.
8. This proxy should be read in conjunction with the accompanying documentation provided by Management.

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Proxies submitted must be received by 9:00 am (CDT) on Tuesday, June 3, 2025.

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

To Vote Using the Telephone

- Call the number listed BELOW from a touch tone telephone.

1-866-732-VOTE (8683) Toll Free

To Vote Using the Internet

- Go to the following web site: www.investorvote.com
- **Smartphone?** Scan the QR code to vote now.

If you vote by telephone or the Internet, DO NOT mail back this proxy.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.
Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management Nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy.

To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below.

CONTROL NUMBER

Appointment of Proxyholder

I/We being holder(s) of securities of Viemed Healthcare, Inc. (the "Corporation") hereby appoint: Casey Hoyt, Chief Executive Officer of the Corporation, or failing this person, Todd Zehnder, Chief Operating Officer of the Corporation, or failing this person, such other individual appointed as designee (collectively, the "Management Nominees")

OR

Print the name of the person you are appointing if this person is someone other than the Management Nominees listed herein.

as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the holder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and on all other matters that may properly come before the Annual General and Special Meeting of shareholders of the Corporation to be held at the principal executive offices of the Corporation, located at 625 E. Kaliste Saloom Road, Lafayette, Louisiana 70508, on Thursday, June 5, 2025 at 9:00 am (CDT), and at any adjournment or postponement thereof.

VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES.

1. **Election of Directors**

	For	Withhold		For	Withhold		For	Withhold
01. Casey Hoyt	☐	☐	02. W. Todd Zehnder	☐	☐	03. William Frazier	☐	☐
04. Randy Dobbs	☐	☐	05. Nitin Kaushal	☐	☐	06. Timothy Smokoff	☐	☐
07. Sabrina Heltz	☐	☐						

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	For	Withhold
2. **Appointment of Auditors** Re-appointment of Ernst & Young LLP as Auditors of the Corporation for the fiscal year ending December 31, 2025 and authorizing the Board of Directors to fix their remuneration.	☐	☐

	For	Against	Abstain
3. **Amendments to Security Based Compensation Plan** To consider and, if thought appropriate, to pass an ordinary resolution (the text of which is disclosed in Section 10(iv) of the Management Information and Proxy Circular) to ratify, confirm, and approve the Amendment to 2024 Omnibus Plan Resolution, as more particularly described in the Management Information and Proxy Circular.	☐	☐	☐

	For	Against	Abstain
4. **Advisory Vote on Executive Compensation** To consider and, if thought appropriate, to pass an ordinary resolution (the text of which is disclosed in Section 10(v) of the Management Information and Proxy Circular) to ratify, confirm, and approve, in a non-binding advisory vote, the Say-on-Pay Resolution, as more particularly described in the Management Information and Proxy Circular.	☐	☐	☐

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Signature of Proxyholder

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. **If no voting instructions are indicated above, and the proxy appoints the Management Nominees, this Proxy will be voted as recommended by Management.**
If you are voting on behalf of a corporation you are required to provide your name and designation of office, e.g., ABC Inc. per John Smith, President.

Signature(s)

Date

DD / MM / YY

Signing Capacity

Interim Financial Statements - Mark this box if you would like to receive Interim Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

Annual Financial Statements - Mark this box if you would like to receive the Annual Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

Information Circular - Mark this box if you would like to receive the Information Circular by mail for the next securityholders' meeting. ☐

If you are not mailing back your proxy, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist.

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